PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT B

                                PREMIER VARIABLE

                       (A Group Variable Annuity Contract

                        For Employer- Sponsored Qualified

                       And Non-Qualified Retirement Plans)


        Issued by Principal Mutual Life Insurance Company (the "Company")

                          Prospectus dated May 1, 1997

     This Prospectus concisely sets forth information about Principal Mutual Life Insurance Company Separate Account B, Premier Variable (a Group Variable Annuity Contract) (the "Contract") that an investor ought to know before investing. It should be read and retained for future reference.

     Additional information about the Contracts, including a Statement of Additional Information, dated May 1, 1997, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus. The table of contents of the Statement of Additional Information appears on page 35 of this Prospectus. A copy of the Statement of Additional Information can be obtained, free of charge, upon request by writing or telephoning:



                     Princor Financial Services Corporation
                                   a Member of
                          The Principal Financial Group
                              Des Moines, IA 50392
                            Telephone: 1-800-633-1373



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     This Prospectus is valid only when accompanied by the current prospectus for Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal Government Securities Fund, Inc., Principal Growth Fund, Inc., Principal Money Market Fund, Inc. and Principal World Fund, Inc. The Funds' prospectus should be kept for future reference.

                                TABLE OF CONTENTS
                                                                            Page
Glossary of Special Terms .................................................   3
Expense Table and Example .................................................   6
Condensed Financial Information............................................   8
Summary  ..................................................................   9
Description of Principal Mutual Life Insurance Company ....................  10
Principal Mutual Life Insurance Company Separate Account B ................  11
Deductions Under the Contract .............................................  13
     Mortality and Expense Risks Charge ...................................  13
Other Expenses.............................................................  13
     Application Fee and Transfer Fee......................................  13
     Contract Administration Expense.......................................  14
     Recordkeeping Expense.................................................  14
     Location Fee .........................................................  15
     Flexible Income Option Charge.........................................  16
     Documentation Expense.................................................  16
     Sales Charge .........................................................  16
     Special Services......................................................  16
Surplus Distribution at Sole Discretion of the Company ....................  16
The Contract  .............................................................  17
     Contract Values and Accounting Before Annuity Commencement Date ......  17
         Investment Accounts ..............................................  17
         Unit Value .......................................................  17
         Net Investment Factor ............................................  18
         Hypothetical Example of Calculation of Unit Value for All
              Divisions Except the Money Market Division...................  18
         Hypothetical Example of Calculation of Unit Value
              for the Money Market Division................................  18
     Income Benefits ......................................................  18
         Variable Annuity Payments.........................................  19
              Selecting a Variable Annuity ................................  19
              Forms of Variable Annuities .................................  19
              Basis of Annuity Conversion Rates ...........................  20
              Determining the Amount of the First Variable Annuity Payment   21
              Determining the Amount of the Second and Subsequent Monthly
                  Variable Annuity Payments ...............................  21
              Hypothetical Example of Calculation of Variable Annuity
                  Payments ................................................  22
         Flexible Income Option............................................  22
     Payment on Death of Plan Participant..................................  23
         Prior to Annuity Purchase Date ...................................  23
         Subsequent to Annuity Purchase Date ..............................  24
     Withdrawals and Transfers ............................................  24
         Cash Withdrawals .................................................  24
         Transfers Between Divisions ......................................  24
         Transfers to the Contract ........................................  25
         Transfers to a Companion Contract ................................  25
         Special Situation Involving Alternate Funding Agents .............  25
         Postponement of Cash Withdrawal or Transfer ......................  25
         Loans.............................................................  26
     Other Contractual Provisions .........................................  26
         Contribution Limits ..............................................  26
         Assignment .......................................................  26
         Cessation of Contributions .......................................  26
         Substitution of Securities........................................  26
         Changes in the Contract ..........................................  26

                                                                            Page
Statement of Values........................................................  27
Services Available by Telephone............................................  27
Distribution of the Contract...............................................  27
Performance Calculation....................................................  28
Voting Rights .............................................................  28
Federal Tax Status.........................................................  29
     Taxes Payable by Owners of Benefits and Annuitants....................  29
         Tax-Deferred Annuity Plans........................................  29
         Public Employee Deferred Compensation Plans.......................  30
         401(a) Plans......................................................  31
         Creditor-Exempt Non-Qualified Plans...............................  32
         General Creditor Non-Qualified Plans..............................  33
     Fund Diversification..................................................  33
State Regulation...........................................................  33
Legal Opinions.............................................................  34
Legal Proceedings..........................................................  34
Registration Statement.....................................................  34
Independent Auditors.......................................................  34
Contractholders' Inquiries.................................................  34
Table of Contents of the Statement of Additional Information...............  35

     This Prospectus does not constitute an offer of, or solicitation of any offer to acquire, any interest or participation in the Contracts in any jurisdiction in which such an offer or solicitation may not lawfully be made. No person is authorized to give any information or to make any representations in connection with the Contracts other than those contained in this Prospectus.

GLOSSARY OF SPECIAL TERMS

Aggregate Investment Account Value -- The sum of the Investment Account Values for Investment Accounts which correlate to a Plan Participant.

Annual Average Balance -- The total value at the beginning of the Deposit Year of all Investment Accounts which correlate to a Plan Participant under the contract and other Plan assets which correlate to a Plan Participant that are not allocated to the contract or an Associated or Companion Contract but for which the Company provides recordkeeping services ("Outside Assets"), adjusted by the time weighted average of Contributions to, and withdrawals from, Investment Accounts and Outside Assets (if any) which correlate to the Plan Participant during the period.

Annuity Change Factor -- The factor used to determine the change in value of a Variable Annuity in the course of payment.

Annuity Commencement Date -- The beginning date for Annuity Payments.

Annuity Premium -- The amount applied under the Contract to purchase an annuity.

Annuity Purchase Date -- The date an Annuity Premium is applied to purchase an annuity.

Associated Contract -- An annuity contract issued by the Company to the same Contractholder to fund the same or a comparable Plan as determined by the Company.

Commuted Value -- The dollar value, as of a given date, of remaining Annuity Payments. It is determined by the Company using the interest rate assumed in determining the initial amount of monthly income and assuming no variation in the amount of monthly payments after the date of determination.

Companion Contract -- An unregistered group annuity contract offering guaranteed interest crediting rates and which is issued by the Company to the Contractholder for the purpose of funding benefits under the Plan. The Company must agree in writing that a contract is a Companion Contract.

Contract Date -- The date this contract is effective, as shown on the face page of the contract.

Contract Year -- A period beginning on a Yearly Date and ending on the day before the next Yearly Date.

Contractholder -- The entity to which the contract will be issued, which will normally be an Employer, an association, or a trust established for the benefit of Plan Participants and their beneficiaries.

Contributions -- Amounts contributed under the contract which are accepted by the Company.

Deposit Year -- The twelve-month period ending on a day selected by the Contractholder.

Division -- The part of Separate Account B which is invested in shares of a single mutual Fund.

Employer -- The corporation, sole proprietor, firm, organization, agency or political subdivision named as employer in the Plan and any successor.

Flexible Income Option -- A periodic distribution from the contract in an amount equal to the minimum annual amount determined in accordance with the minimum distribution rules of the Internal Revenue Code, or a greater amount as requested by the Owner of Benefits.

Funding Agent -- An insurance company, custodian or trustee designated by the Contractholder and authorized to receive any amount or amounts transferred from the contract described in this Prospectus. Funding Agent will also mean Principal Mutual Life Insurance Company where the Contractholder directs the Company to transfer such amounts from the contract described in this Prospectus to another group annuity contract issued by the Company to the Contractholder.

Internal Revenue Code ("Code") -- The Internal Revenue Code of 1986, as amended, and the regulations thereunder. Reference to the Internal Revenue Code means such Code or the corresponding provisions of any subsequent revenue code and any regulations thereunder.

Investment Account -- An account that correlates to a Plan Participant established under the contract for each type of Contribution and for each Division in which the Contribution is invested.

Investment Account Value -- The value of an Investment Account for a Division which on any date will be equal to the number of units then credited to such account multiplied by the Unit Value of this series of contracts for that Division for the Valuation Period in which such date occurs.

Mutual Fund -- A registered open-end investment company in which a Division of Separate Account B invests.

Net Investment Factor -- The factor used to determine the change in Unit Value of a Division during a Valuation Period.

Normal Income Form -- The form of benefit to be provided under the Plan if the Owner of Benefits does not elect some other form. If the Plan does not specify a Normal Income Form, the Normal Income Form shall be: (a) for an unmarried Plan Participant, the single life with ten years certain annuity option described in this Prospectus, (b) for a married Plan Participant, the joint one-half survivor annuity option described in this Prospectus.

Notification -- Any form of notice received by the Company at the Company's home office and approved in advance by the Company including written forms, electronic transmissions, telephone transmissions, facsimiles and photocopies.

Owner of Benefits -- The entity or individual that has the exclusive right to be paid benefits and exercise rights and privileges pursuant to such benefits. The Owner of Benefits is the Plan Participant under all contracts except contracts used to fund General Creditor Non-Qualified Plans (see "Summary") wherein the Contractholder is the Owner of Benefits.

Plan -- The plan established by the Employer in effect on the date the contract is executed and as amended from time to time, which the Employer has designated to the Company in writing as the Plan funded by the contract.

Plan Participant -- A person who is (i) a participant under the Plan, (ii) a beneficiary of a deceased participant, or (iii) an alternate payee under a Qualified Domestic Relations Order in whose name an Investment Account has been established under this contract.

Qualified Domestic Relations Order -- A Qualified Domestic Relations Order as defined in Internal Revenue Code Section 414 (p)(1)(A).

Quarterly Date -- The last Valuation Date of the third, sixth, ninth and twelfth month of each Deposit Year.

SEPARATE ACCOUNT B -- A separate account established by the Company under Iowa law to receive Contributions under the contract offered by this Prospectus and other contracts issued by the Company. It is divided into a Balanced Division, Bond Division, Capital Accumulation Division, Emerging Growth Division, Government Securities Division, Growth Division, Money Market Division and World Division. Additional Divisions may be added in the future.

Termination of Employment -- A Plan Participant's termination of employment with the Employer, determined under the Plan and as reported to the Company.

Total and Permanent Disability -- The condition of a Plan Participant when, as the result of sickness or injury, the Plan Participant is prevented from engaging in any substantial gainful activity and such total disability has been continuous for a period of at least six months. For contracts sold in the state of Pennsylvania, the term shall have the same meaning as defined in the Plan. The Plan Participant must submit due proof thereof which is acceptable to the Company.

Unit Value -- The value of a unit of a Division of Separate Account B.

Valuation Date -- The date as of which the net asset value of a Mutual Fund is determined.

Valuation Period -- The period between the time as of which the net asset value of a Mutual Fund is determined on one Valuation Date and the time as of which such value is determined on the next following Valuation Date.

Variable Annuity Payments -- A series of periodic payments, the amounts of which are not guaranteed but which will increase or decrease to reflect the investment experience of the Capital Accumulation Division of Separate Account B. Periodic payments made pursuant to the Flexible Income Option are not Variable Annuity Payments.

Variable Annuity Reserves -- The reserves held for annuities in the course of payment for the contract.

Yearly Date -- The Contract Date and the same day of each year thereafter.

EXPENSE TABLE AND EXAMPLE

     The following tables depict fees and expenses applicable to the aggregate of all Investment Accounts that correlate to a Plan Participant established under the contract. The purpose of the table is to assist the Owner of Benefits in understanding the various costs and expenses that an Owner of Benefits will bear directly or indirectly. The table reflects expenses of the Separate Account as well as the expenses of the Mutual Funds in which the Separate Account invests. The Example below which includes only mortality and expense risks charges and expenses of the underlying mutual funds, should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. See "Deductions under the Contract."

                                  EXPENSE TABLE

     Transaction Expenses                            None
     Annual Contract Fee                             None
     Separate Account Annual Expenses
       (as a percentage of average account value)
       Mortality and Expense Risk Fees               .42%*
     Annual Expenses of Mutual Funds
       (as a percentage of average net assets of the
       following mutual funds)
                                        Management    Other    Total Mutual Fund
                                           Fees     Expenses    Annual Expenses
 Principal Balanced Fund                   .60%       .03%           .63%
 Principal Bond Fund                       .50        .03            .53
 Principal Capital Accumulation Fund       .48        .01            .49
 Principal Emerging Growth Fund            .64        .02            .66
 Principal Government Securities Fund      .50        .02            .52
 Principal Growth Fund                     .50        .02            .52
 Principal Money Market Fund               .50        .06            .56
 Principal World Fund                      .75        .15            .90

     The Expense Table depicts fees and expenses applicable to the Aggregate Investment Account Values which correlate to a Plan Participant under the Contract. It does not include expenses billed directly to and paid by the Contractholder pursuant to a separate service and expense agreement with the Contractholder. Except as noted below, the Contractholder must pay the following expenses (subject to certain adjustments; see "Deductions Under the Contract" and "Other Expenses"):

Application Fee and Transfer Fee        $825  Application  Fee;  Transfer  Fee equal to $500 plus $3 per Plan
                                        Participant  (maximum of $1,000) if Plan records for an existing
                                        Plan are transferred from another recordkeeper.

Contract Administration Expenses        $300 + the amount calculated by multiplying the Annual Average Balance by the Expense Factor (maximum of .0035)

Recordkeeping Expenses                  A graded scale starting at $31 per Plan Participant plus $530 (minimum of $1,150
   (May be more or less depending on    per Plan) (This charge may be deducted from Investment Accounts of inactive Plan the number of Plan Participants and  Participants.) (If the Company provides  recordkeeping  services for plan assets
   services performed by Company. See   other than assets under this contract or an  Associated  or Companion  Contract,
   "Other Expenses.")                   the Contractholder  must pay an outside asset  recordkeeping  charge that varies depending  on the  number of Plan  Participants  to which  such  Outside  Assets correlate and whether  ongoing  Contributions  will be allocated to such Outside
                                        Assets.)

Location Fee (if applicable)            $150 per quarter ($600 annually) for each additional employee group or location.

Flexible Income Option Charge           $25 for each Plan  Participant  receiving  benefits  under the  Flexible  Income
                                        Option (This charge may be deducted  from  Investment  Accounts of inactive Plan
                                        Participants)

Documentation Expenses                  $125 for initial setup or restatement. Additional costs apply for Custom-Written
   (for Standardized Plan)              plans.

Compensation to Registered              Either 4.5% of the first $5,000 of annual Contributions  grading down to .25% of
   Representative                       contributions  in excess of  $500,000  or 3.0% of the  first  $50,000  of annual
                                        Contributions grading down to .25% of Contributions in excess of $3,000,000

                                     EXAMPLE

     Regardless of whether the Investment Accounts which correlate to a Plan Participant are surrendered at the end of the applicable time period:

         The Owner of Benefits would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

         Separate Account
             Division          1 Year    3 Years    5 Years  10 Years
      Balanced                   $10       $31       $53        $118
      Bond                        $9       $27       $48        $106
      Capital Accumulation        $8       $26       $46        $101
      Emerging Growth            $10       $32       $55        $121
      Government Securities       $9       $27       $47        $105
      Growth                      $9       $27       $47        $105
      Money Market                $9       $28       $49        $110
      World                      $13       $39       $68        $149


CONDENSED FINANCIAL INFORMATION

     Financial   statements   are  included  in  the   Statement  of  Additional
Information. Following are Unit Values for the Premier Variable Annuity Contract for the periods ended December 31.

                                             Accumulation Unit Value
                                            -------------------------          Number of Accumulation Units
                                            Beginning          End             Outstanding at End of Period
                                            of period       of period                 (in thousands)
     Balanced Division
       Year Ended December 31
         1996                                $1.212          $1.366                         7,467
         1995                                  .976           1.212                         3,317
       Period Ended December 31, 1994(1)      1.000            .976                           125
     Bond Division
       Year Ended December 31
         1996                                 1.232           1.257                         2,612
         1995                                 1.012           1.232                         1,208
       Period Ended December 31, 1994(1)      1.000           1.012                            31
     Capital Accumulation Division
       Year Ended December 31
         1996                                 1.510           1.858                        17,962
         1995                                 1.148           1.510                        14,824
         1994                                 1.147           1.148                        13,967
         1993                                 1.067           1.147                         7,980
         1992(2)                              1.000           1.067                            84
     Emerging Growth Division
       Year Ended December 31
         1996                                 1.274           1.537                         5,722
         1995                                  .991           1.274                         1,896
       Period Ended December 31, 1994(1)      1.000            .991                           119
     Government Securities Division
       Year Ended December 31
         1996                                 1.265           1.302                         7,513
         1995                                 1.066           1.265                         7,159
         1994                                 1.120           1.066                         6,431
         1993                                 1.021           1.120                         2,553
         1992(2)                              1.000           1.021                            40
     Growth Division
       Year Ended December 31
         1996                                 1.253           1.404                         6,802
         1995                                 1.001           1.253                         2,860
       Period Ended December 31, 1994(1)      1.000           1.001                           110
     Money Market Division
       Year Ended December 31
         1996                                 1.128           1.181                         5,379
         1995                                 1.072           1.128                         2,959
         1994                                 1.036           1.072                         1,791
         1993                                 1.013           1.036                           901
         1992(2)                              1.000           1.013                         2,969
     World Division
       Year Ended December 31
         1996                                 1.090           1.358                         4,298
         1995                                  .958           1.090                         1,672
       Period Ended December 31, 1994(1)      1.000            .958                           137

     (1) Commenced operations on October 3, 1994.
     (2) Commenced operations on July 15, 1992.

SUMMARY

     The following summary should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

Contract Offered

     The group variable annuity contract offered by this Prospectus is issued by the Company and designed to aid in retirement planning. The contract provides for the accumulation of Contributions and the payment of Variable Annuity Payments on a completely variable basis.

     The contract is generally available to fund the following types of plans:

     1. Tax Deferred Annuity Plans ("TDA Plan"). Annuity purchase plans adopted pursuant to Section 403(b) of the Code by certain organizations that qualify for tax-exempt status under Section 501(c)(3) of the Code or are eligible public schools or colleges. TDA Contracts are issued to Contractholders, which typically are such tax-exempt organizations or an association representing such organization or its employees. Plan Participants may obtain certain Federal income tax benefits provided under Section 403(b) of the Code (see "Federal Tax Status").

     2. Public Employee Deferred Compensation Plans ("PEDC Plan"). Public Employee Deferred Compensation plans or programs adopted by a unit of a state or local government and non-profit organizations pursuant to
         Section 457 of the Code. (See "Federal Tax Status"). Note: The contract is not currently offered to fund governmental 457 Plans in the state of New York.

     3. Qualified Pension or Profit-Sharing Plans ("401(a) Plans"). Plans adopted pursuant to Section 401(a) of the Code. Participants of 401(a) Plans obtain income tax benefits provided under the Code as qualified pension plans.

     4. Creditor-Exempt or General Creditor Non-Qualified Plans ("Creditor-Exempt" or "General Creditor" Plan). Employer sponsored savings, compensation or other plans the contributions for which are made without Internal Revenue Code restrictions generally applicable to qualified retirement plans. (See "Federal Tax Status").

     The contract will be sold primarily by persons who are insurance agents of or brokers for Principal Mutual Life Insurance Company. In addition, these persons will usually be registered representatives of Princor Financial Services Corporation, which acts as distributor for the Contract. See "Distribution of the Contract."

Contributions

     The contract prescribes no limits on the minimum Contribution which may be made to an Investment Account. Plan Participant maximum Contributions are discussed under "Federal Tax Status." Contributions may also be limited by the Plan. The Company may also limit Contributions on 60-days notice.

     All Contributions made pursuant to the contract are allocated to one or more Investment Accounts which correlate to a Plan Participant. An Investment Account is established for each type of Contribution for each Division of the Separate Account as directed by the Owner of Benefits. Currently Separate Account B has eight Divisions: a Balanced Division, Bond Division, Capital Accumulation Division, Emerging Growth Division, Government Securities Division, Growth Division, Money Market Division and a World Division. The Contractholder may choose to limit the number of Divisions available to the Owner of Benefits, but the Money Market Division may not be so restricted to the extent the Division is necessary to permit the Company to allocate initial Contributions and the Capital Accumulation Division may not be so restricted to the extent the Division is necessary to permit the Company to pay Variable Annuity Payments. Additional Divisions may be added in the future. If no direction is provided for a particular Contribution, such Contribution will be allocated to an Investment Account which is invested in the Money Market Division.

Separate Account B

     Each of the Divisions corresponds to one of the Mutual Funds in which Contributions may be invested. The objective of the contract is to provide a return on amounts contributed that will reflect the investment experience of the Funds in which the Divisions to which Contributions are directed are invested. The value of the Contributions accumulated in Separate Account B prior to the Annuity Commencement Date will vary with the investment experience of the Mutual Funds.

     Each of the Divisions invests only in shares of a Mutual Fund as indicated in the table below.

              Division                               Mutual Fund

 Balanced Division                  Principal Balanced Fund, Inc.
 Bond Division                      Principal Bond Fund, Inc.
 Capital Accumulation Division      Principal Capital Accumulation Fund, Inc.
 Emerging Growth Division           Principal Emerging Growth Fund, Inc.
 Government Securities Division     Principal Government Securities Fund, Inc.
 Growth Division                    Principal Growth Fund, Inc.
 Money Market Division              Principal Money Market Fund, Inc.
 World Division                     Principal World Fund, Inc.

Distributions, Transfers, and Withdrawals

     Variable Annuity Payments will be made on and after a Plan Participant's Annuity Commencement Date. All Variable Annuity Payments will reflect the performance of the mutual fund underlying the Capital Accumulation Division and therefore the annuitant is subject to the risk that the amount of variable annuity payments may decline. (See "Income Benefits.")

     Generally, at any time prior to the Annuity Purchase Date, the Owner of Benefits may transfer all or any portion of an Investment Account which correlates to a Plan Participant to another available Investment Account correlating to such Plan Participant. If a Companion Contract has been issued to the Contractholder to fund the Plan, and if permitted by the Plan and Companion Contract, amounts transferred from such Companion Contract may be invested in this contract to establish Investment Accounts which correlate to a Plan Participant at any time at least one month before the Annuity Commencement Date. Similarly, if the Company has issued a Companion Contract to the Contractholder, and if permitted by the Plan and the Companion Contract, the Owner of Benefits, subject to certain limitations, may file a Notification with the Company to transfer all or a portion of the Investment Account values which correlate to a Plan Participant to the Companion Contract. (See "Withdrawals and Transfers.") In addition, subject to any Plan limitations or any reduction for vesting provided for in the Plan as to amounts available, the Owner of Benefits may
withdraw  cash  from  the  Investment   Accounts  that  correlate  to  the  Plan
Participant at any time prior to the Plan Participant's termination of employment, disability, retirement or the Annuity Purchase Date subject to any charges that may be applied. See "Withdrawals and Transfers." Note that withdrawals before age 59 1/2 may involve an income tax penalty. See "Federal Tax Status." No withdrawals are permitted after the Annuity Purchase Date.

DESCRIPTION OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY (The "Company")

     Principal Mutual Life Insurance Company is a mutual life insurance company with its home office at The Principal Financial Group, Des Moines, Iowa 50392, telephone number 515-247-5111. It was originally incorporated under the laws of the State of Iowa in 1879 as Bankers Life Association, changed its name to Bankers Life Company in 1911 and changed its name to Principal Mutual Life Insurance Company in 1986. It is a member of The Principal Financial Group, a diversified family of insurance and financial services corporations.

     Principal Mutual Life Insurance Company is authorized to do business in the 50 states of the United States, the District of Columbia, the Commonwealth of Puerto Rico, and the Canadian Provinces of Alberta, British Columbia, Manitoba, Ontario and Quebec. The Company offers a full range of products and services for businesses, groups and individuals including individual insurance, pension plans and group/employee benefits. The Company has ranked in the upper one percent of life insurers in assets and premium income and has consistently received excellent ratings from the major rating firms based upon the Company's claims paying ability. The Company has $56.8 billion in assets under management and serves more than 9.7 million individuals and their families.

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

     Separate Account B was established on January 12, 1970 pursuant to a resolution (as amended) of the Executive Committee of the Board of Directors of the Company. Under Iowa insurance laws and regulations the income, gains or losses, whether or not realized, of Separate Account B are credited to or charged against the assets of Separate Account B without regard to the other income, gains or losses of the Company. Although the assets of Separate Account B, equal to the reserves and other liabilities arising under the contract, will not be charged with any liabilities arising out of any other business conducted by the Company, the reverse is not true. Hence, all obligations arising under the contract, including the promise to make Variable Annuity Payments, are general corporate obligations of the Company.

     Separate Account B was registered on July 17, 1970 with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. Such registration does not involve supervision by the Commission of the investments or investment policies of Separate Account B.

     Currently, Separate Account B has a Balanced Division, Bond Division, Capital Accumulation Division, Emerging Growth Division, Government Securities Division, Growth Division, Money Market Division and a World Division.

     Each of the Divisions invests only in shares of a Mutual Fund as indicated in the table below.

            Division                           Mutual Fund

 Balanced Division                    Principal Balanced Fund, Inc.
 Bond Division                        Principal Bond Fund, Inc.
 Capital Accumulation Division        Principal Capital Accumulation Fund, Inc.
 Emerging Growth Division             Principal Emerging Growth Fund, Inc.
 Government Securities Division       Principal Government Securities Fund, Inc.
 Growth Division                      Principal Growth Fund, Inc.
 Money Market Division                Principal Money Market Fund, Inc.
 World Division                       Principal World Fund, Inc.

      The Mutual Funds are diversified, open-end management investment companies. The investment Manager for the Mutual Funds is Princor Management Corporation. Some of the Mutual Funds are also used to fund variable life insurance contracts. See "Eligible Purchasers and Purchase of Shares" in the Funds' prospectus for a discussion of the potential risks associated with "mixed funding."

      The investment objective of Principal Balanced Fund is to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective. In seeking to achieve the investment objective, the Fund invests primarily in growth and income-oriented common stocks (including securities convertible into common stocks), corporate bonds and debentures and short-term money market instruments. The portions of the Fund's total assets invested in equity securities, debt securities and short-term money market instruments are not fixed, although ordinarily 40% to 70% of the Fund's portfolio will be invested in equity securities with the balance of the portfolio invested in debt securities.

      The investment objective of Principal Bond Fund is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk. In seeking to achieve the investment objective, the Fund predominantly invests in marketable fixed-income securities. Investments will be made generally on a long-term basis, but the Fund may make short-term investments from time to time as deemed prudent by the Fund's Manager. Longer maturities typically provide better yields but will subject the Fund to a greater possibility of substantial changes in the values of its portfolio securities as interest rates change.

     The  investment   objective  of  Principal  Capital  Accumulation  Fund  is
long-term capital appreciation and growth of investment income. This fund invests primarily in common stocks but may invest in other securities.

     The objective of Principal Emerging Growth Fund is to achieve capital appreciation. The strategy of this Fund is to invest primarily in the common stocks and securities (both debt and preferred stock) convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of the Fund's Manager, are responsive to changes within the marketplace and have the fundamental characteristics to support growth. In pursuing its objective of capital appreciation, the Emerging Growth Fund may invest, for any period of time, in any industry, in any kind of growth-oriented company, whether new and unseasoned or well known and established.

     Principal Government Securities Fund has an investment objective of a high level of current income, liquidity and safety of principal. The Fund seeks to achieve this objective through the purchase of obligations issued or guaranteed by the United States Government or its agencies, with up to 55% of the Fund's assets invested in Government National Mortgage Association Certificates ("GNMA Certificates"). Fund shares, however, are not guaranteed by the United States Government. The value of the Fund's investments fluctuates as interest rates change. The value rises when rates decline and falls when rates increase. Expected prepayments of mortgages included in a GNMA certificate can affect the market value of the certificate, and actual prepayments can affect the return ultimately received.

     The objective of Principal Growth Fund is growth of capital. Realization of current income will be incidental to the objective of growth of capital. The Fund will invest primarily in common stocks, but it may invest in other equity securities. In pursuit of the Fund's investment objective, investments will be made in securities which as a group appear to possess potential for appreciation in market value. Common stocks chosen for investment may include those of companies which have a record of sales and earnings growth that exceeds the growth rate of corporate profits of the S & P 500 or which offer new products or new services. The policy of investing in securities which have high potential for growth of capital can mean that the assets of the Fund may be subject to greater risk than securities which do not have such potential.

     Principal Money Market Fund has an investment objective of obtaining maximum current income available from short-term securities consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments. This Mutual Fund invests in United States dollar denominated instruments having a maturity of 397 days or less that the Manager, subject to the oversight of the Fund's board of directors, determines present minimal credit risks and which at the time of acquisition are "Eligible Securities" as that term is defined in regulations issued under the Investment Company Act of 1940. See the Fund's prospectus for details. The value of the investments held by this Mutual Fund may fluctuate, although the net asset value per share is normally expected to remain at $1.00. However, its yield will vary with changes in short-term interest rates. Over the last two decades there has been a general correlation between short-term interest rates and the cost of living, but there has been no exact correlation and for some periods such rates have declined while the cost of living has risen.

     The investment objective of Principal World Fund is to seek long-term growth of capital through investment in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund intends that its investments normally will be allocated among various countries. Although there is no limitation on the percentage of assets that may be invested in any one country or denominated in any one currency, the Fund intends under normal market conditions to have at least 65% of its assets invested in securities issued by corporations of at least three countries, one of which may be the United States. Investments may be made anywhere in the world, but it is expected that primary consideration will be given to investing in the securities issued by corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia) that have developed economies. Changes in investments may be made as prospects change for particular countries, industries or companies.

     Additional information concerning these Mutual Funds, including their investment policies and restrictions, investment management fees and operating expenses is given in the prospectus for the Funds. A Prospectus for the Mutual Funds is attached to and follows this Prospectus. It should be read carefully in conjunction with this Prospectus before investing.

     Each Division purchases shares of the Mutual Funds at net asset value. In addition, all distributions made by a Mutual Fund with respect to shares held by Divisions of Separate Account B are reinvested at net asset value in additional shares of the same Mutual Fund. Contract benefits are provided and charges are made in effect by redeeming Mutual Fund shares at net asset value. Values under the Contract, both before and after the commencement of Variable Annuity Payments, will increase or decrease to reflect the investment performance of the Mutual Funds and Owners of Benefits assume the risks of such change in values.

     The Company is taxed as a life insurance company under the Internal Revenue Code. The operations of Separate Account B are part of the total operations of the Company but are treated separately for accounting and financial statement purposes and are considered separately in computing the Company's tax liability. Separate Account B is not affected by federal income taxes paid by the Company with respect to its other operations, and under existing federal income tax law, investment income and capital gains attributable to Separate Account B are not taxed. The Company reserves the right to charge Separate Account B with, and to create a reserve for, any tax liability which the Company determines may result from maintenance of Separate Account B. To the best of the Company's knowledge, there is no current prospect of any such liability.

DEDUCTIONS UNDER THE CONTRACT

     A mortality and expense risks charge is deducted under the contract. There are also deductions from and expenses paid out of the assets of the mutual funds. These expenses are described in the Funds' prospectus.

A.   Mortality and Expense Risks Charge

     Variable Annuity Payments will not be affected by adverse mortality experience or by any excess in the actual sales and administrative expenses over the charges provided for in the contract. The Company assumes the risks that (i) Variable Annuity Payments will continue for a longer period than anticipated and (ii) the allowance for administration expenses in the annuity conversion rates will be insufficient to cover the actual costs of administration relating to Variable Annuity Payments. For assuming these risks, the Company, in determining Unit Values and Variable Annuity Payments, makes a charge as of the end of each Valuation Period against the assets of Separate Account B held with respect to the contract. The charge is equivalent to a simple annual rate of .42%. The Company does not believe that it is possible to specifically identify that portion of the .42% deduction applicable to the separate risks involved, but estimates that a reasonable approximate allocation would be .28% for the mortality risks and .14% for the expense risks. The mortality and expense risks charge may be changed by the Company at any time by giving not less than 60-days prior written notice to the Contractholder. However, the charge may not exceed 1.25% on an annual basis, and only one change may be made in any one-year period. If the charge is insufficient to cover the actual costs of the mortality and expense risk assumed, the financial loss will fall on the Company; conversely, if the charge proves more than sufficient, the excess will be a gain to the Company.

OTHER EXPENSES

     The Contractholder is obligated to pay additional expenses associated with the acquisition and servicing of the contract in accordance with the terms of a Service and Expense Agreement between the Contractholder and the Company. These expenses are not deductible from Investment Accounts which correlate to Plan Participants, except that the recordkeeping expense and Flexible Income Option charge attributable to inactive Plan Participants (Plan Participants who have died, retired or terminated employment or who are Totally and Permanently Disabled and alternate payees under a Qualified Domestic Relations Order) may at the Contractholder's election be deducted from such Plan Participant's Investment Account Values. The expenses which the Contractholder must pay if applicable, include an application fee, transfer fee, contract administration expense, recordkeeping expense, location fee, a Flexible Income Option charge, documentation expense and in some cases a sales charge. As part of the Company's policy of ensuring client satisfaction with the services it provides, the Company may agree to waive the assessment of all or a portion of these expenses or charges (except for the sales charge) in response to any reasonably-based complaint from the Contractholder as to the quality of the services covered by such expenses or charges that the Company is unable to rectify. These expenses are described below:

A.   Application Fee and Transfer Fee

     A $825 application fee is charged to the Contractholder in the first Contract Year. If a Companion Contract has been issued by the Company to the Contractholder to fund the Plan, the application fee will be assessed to the Companion Contract. The total application fee paid by the
     Contractholder to obtain both contracts will not exceed $825. If the Company has issued an Associated Contract to the Contractholder to fund an employee benefit plan administered by the Company, the application fee for the contract described in this prospectus will be waived by the Company. A transfer fee equal to $500 plus $3 per Plan Participant (maximum $1,000) is charged to the Contractholder if Plan records are transferred to the Company from another recordkeeper. The transfer fee is reduced by 20% if Plan data is reported to the Company in the Company's standard format on magnetic tapes, modem or computer diskettes. The transfer fee may be increased if Plan records are not current when transferred.

B.   Contract Administration Expense

     The Contractholder must also pay a contract administration expense. The contract administration expense is charged quarterly and is equal to 1/4 of the amount derived by adding $300 to the amount calculated by multiplying the Annual Average Balance at the end of each Deposit Year Quarter by the Annual Expense Factor [$300 + (Annual Average Balance x Annual Expense Factor)] / 4. Annual Average Balance is the total of all Investment Accounts under the contract and other Plan assets not allocated to the contract or an Associated or Companion Contract ("Outside Assets") at the beginning of each Deposit Year adjusted by time weighted deposits to and withdrawals from the accounts or Outside Assets, if any, during the period. The Annual Expense Factor for the current Deposit Year is determined using the total amount of all Investment Account Values under the contract and Companion Contract, if applicable, and the value of any Outside Assets as of the last Valuation Date of the preceding Deposit Year according to the following schedule:
                                                                Expense Factor
   Over       But Not Over    The Annual Expense Factor Is:     Top of Bracket
$         0  $     150,000  .0035                                  .003500
    150,000      1,000,000  .0020 plus ($  225 / total funds)      .002225
  1,000,000      5,000,000  .0010 plus ( 1,225 / total funds)      .001245
  5,000,000     10,000,000  .0005 plus ( 3,725 / total funds)      .000873
 10,000,000     30,000,000  .0004 plus ( 4,725 / total funds)      .000558
 30,000,000                 .0003 plus ( 7,725 / total funds)

 Example: Assume a $3,750,000 Annual Average Balance and $3,500,000 total fund at the end of the preceding Deposit Year. The Expense Factor is .001350 [$1,225 / $3,500,000 = .000350 + .0010 = .001350]. The
          contract  administration  charge  is  $1,340.75  derived  as  follows:
          [($3,750,000 x .001350) + $300] / 4 = $1340.75.

     For the first Deposit Year, the date the Company receives the first deposit is the date the Company determines the Expense Factor. This factor determines expenses for the remainder of the Deposit Year.

     The contract administration expense is also charged if all Investment Accounts which correlate to a Plan Participant are canceled during the Deposit Year as a result of a withdrawal. The amount attributable to such Investment Accounts is determined as described above but is pro-rated to the date of cancellation.

     The contract administration expense will be reduced by 10% if the Company has issued an Associated Contract to the Contractowner. In addition, if the Company has issued a Companion Contract to the Contractowner, the $300 portion of the contract administration expense is pro-rated between the contracts based upon the account values of each contract.

C.   Recordkeeping Expense

     The Contractholder must also pay a recordkeeping expense. The quarterly recordkeeping expense is 1/4 of the charge determined from the table below. The amount of the charge is determined at the end of each quarter based upon the number of Plan Participants, both active and inactive, for whom there are Investment Accounts under the contract at the end of the quarter.

                                     Annual Expense (Benefit Report
    Plan Participants                  Sent to the Contractholder)

    1-19                                         $1,150
    20-49                         $31 per Plan Participant  + $    530
    50-99                         $28 per Plan Participant  + $    680
    100-299                       $25 per Plan Participant  + $    980
    300-499                       $21 per Plan Participant  + $  2,180
    500 - 999                     $17 per Plan Participant  + $  4,180
    1,000 - 2,499                 $13 per Plan Participant  + $  8,180
    2,500 - 4,999                 $11 per Plan Participant  + $ 13,180
    5,000 and over                $ 9 per Plan Participant  + $ 23,180

Example:  Assume 600 Plan  Participants  with  Benefit  Reports sent to the
          Contractholder: The expense is $14,380 [600 x $17 = $10,200 + $4,180 =
          $14,380]. This would be $23.97 per Plan Participant, per year.

     The recordkeeping expense is increased by $3 per Plan Participant if benefit reports are mailed directly to Plan Participants' homes.

     If, instead of quarterly benefit reports, the Company provides such reports annually, the recordkeeping expense is reduced by 9%. Similarly, if such reports are provided semi-annually, the recordkeeping expense is reduced by 6%. If such reports are provided on a monthly basis, the recordkeeping expense is increased by 24%.

     If  the   Company   performs   more  (or  less)   than  two   401(k)/401(m)
     non-discrimination tests in a Deposit Year, the recordkeeping expense is increase (reduced) by 3% for each additional test performed (or test not performed).

     The recordkeeping expense is reduced by 10% if Plan Participant data, investment elections, and ongoing Contributions are reported in the Company's standard format by modem, diskette or on magnetic tapes.

     If the initial Deposit Year is less than twelve months, an adjustment will be made in the amount of the charge so that the full amount of the annual charge per Plan Participant will be assessed during the year.

     If all Investment Accounts attributable to a Plan Participant are canceled during the Deposit Year as a result of a withdrawal, the unassessed portion of the full annual charge attributable to the Plan Participant will be charged.

     If the Company provides recordkeeping services for Plan assets not allocated to the contract or an Associated or Companion Contract ("Outside Assets"), the Contractholder must pay an Outside Asset recordkeeping expense. The annual charge is calculated based upon the following table.


 Number of Plan Participants          Annual Expense                    Annual Expense
     with Outside Accounts         Ongoing Contributions           No Ongoing Contributions
      During the Quarter            to Outside Account              to any Outside Account
             1-19             $21.00 per member + $   285       $10.50 per member + $  142.50
             20-49            $18.60 per member + $   318       $ 9.30 per member + $  159.00
             59-99            $16.80 per member + $   408       $ 8.40 per member + $  204.00
            100-299           $15.00 per member + $   588       $ 7.50 per member + $  294.00
            300-499           $12.60 per member + $ 1,308       $ 6.30 per member + $  654.00
            500-999           $10.20 per member + $ 2,508       $ 5.10 per member + $1,254.00
           1000-2499          $ 7.80 per member + $ 4,908       $ 3.90 per member + $2,454.00
           2500-4999          $ 6.60 per member + $ 7,908       $ 3.30 per member + $3,954.00
         5000 and over        $ 5.40 per member + $13,908       $ 2.70 per member + $6,954.00

     The charge calculated in accordance with the above table will be increased by 15% for the second and each additional Outside Asset for which the Company provides recordkeeping services. One-fourth of the annual Outside Asset Recordkeeping Charge will be billed on a quarterly basis. This charge does not apply if the Outside Assets which correlate to the Plan Participant consist solely of shares of mutual funds for which a subsidiary of the Company serves as investment adviser.

     The Contractholder may elect to have the recordkeeping expense attributable to investments in this contract which correlate to inactive Plan Participants deducted from the Investment Account Values of such Plan Participants. In such case, the Company will reduce the charge if necessary so that it will not exceed 1% of the Plan Participant's aggregate Investment Account Values at the time the charge is made. The portion of the charge attributable to a Plan Participant will be allocated to his or her Investment Account in proportion to their relative value.

D.   Location Fee

     Contractholders may request the Company to provide services to groups of employees at multiple locations. If the Company agrees to provide such services, the Contractholder will be charged $150 on a quarterly basis for each additional employee group or location.

E.   Flexible Income Option Charge

     An additional charge of $25 annually will be made for any Plan Participant receiving benefits under the Flexible Income Option. The charge is added to the portion of the recordkeeping expense attributable to such Plan Participants. If the Contractowner has elected to deduct the recordkeeping expense from the Investment Accounts of inactive Plan Participants, the Flexible Income Option Charge will also be deducted from such accounts. If a Plan Participant is receiving benefits under the Flexible Income Option from a Companion Contract to which a Flexible Income Option Charge applies, the charge will not apply to the contract described in this Prospectus.

F.   Documentation Expense

     The Company provides a sample Plan document and summary plan descriptions to the Contractholder. The Contractholder will be billed $125 if the Contractholder uses a Principal Mutual Prototype Plus or Standardized Plan. If the Company provides a sample custom-written Plan, the Contractholder will be billed $700 for the initial Plan or for any restatement thereof, $300 for any amendments thereto, and $500 for standard summary plan description booklets. If the Contractholder adopts a Plan other than one provided by the Company, a $900 charge will be made for summary plan description booklets requested by the Contractholder, if any.

G.   Sales Charge

     A sales charge will be billed to and paid by the Contractholder according to one of the following schedules:

                  Schedule A                                      Schedule B

   Amount of Plan        Amount Payable as a          Amount of Plan      Amount Payable as
    Contributions          Percent of Plan             Contributions       Percent of Plan
in Each Deposit Year        Contributions          In Each Deposit Year     Contributions

 The first   $    5,000         4.50%            The first $     50,000         3.00%
 The next         5,000         3.00             The next        50,000         2.00
 The next         5,000         1.70             The next       400,000         1.00
 The next        35,000         1.40             The  next    2,500,000         0.50
 The next        50,000         0.90             Excess over  3,000,000         0.25
 The next       400,000         0.60
 Excess over    500,000         0.25

     The applicable sales charge will be determined by the Company. The sales charge described in Schedule B will apply for certain salary deferral Plans. The sales charge described in Schedule A will apply if the Plan is not a salary deferral Plan or if the Plan is a salary deferral Plan subject to reduced sales expenses. The Contractholder will be notified of the applicable sales charge prior to the issuance of the Contract. Contributions made by the Contractholder to the contract described in this prospectus, a Companion Contract or any Associated Contract will be combined for purposes of applying the above sales charge schedules.

     The Company will not charge a sales charge to Contractholders who acquire the contract either: (1) directly from the Company upon a recommendation of an independent pension consultant who charges a fee for its pension consulting services and who receives no remuneration from the Company in association with the sale of the contract; or (2) through registered representatives of the Principal Underwriter who are also Group Insurance Representative employees of the Company.

H.   Special Services

     If requested by the Contractholder, the Company may provide special services not provided as part of the contract administration and recordkeeping services. The Company will charge the Contractholder the cost of providing such services.

SURPLUS DISTRIBUTION AT SOLE DISCRETION OF THE COMPANY

     It is not anticipated that any divisible surplus will ever be distributable to the contract in the future because the contract is not expected to result in a contribution to the divisible surplus of the Company. However, if any distribution of divisible surplus is made, it will be made to Investment Accounts in the form of additional units.

THE CONTRACT

     The contract will normally be issued to an Employer or association or a trust established for the benefit of Plan Participants and their beneficiaries. The Company will issue a pre-retirement certificate describing the benefits under the contract to Plan Participants who reside in a state that requires the issuance of such certificates. The initial Contribution which correlates to a Plan Participant will be invested in the Division or Divisions that are chosen as of the end of the Valuation Period in which such Contribution is received by the Company at its home office in Des Moines, Iowa. If the allocation instructions are late, or not completed, the Company will invest such unallocated Contributions in the Money Market Division on the date such Contributions are received. Subsequently, the Company will transfer all or a portion of such Contributions as of the date complete allocation instructions are received by the Company in accordance with the allocation specified therein. After complete allocation instructions have been received by the Company, all current and future Contributions will be allocated to the chosen Divisions as of the end of the Valuation period in which such Contributions are received. If complete allocation instructions are not received by the Company within 105 days after the initial Contributions are allocated to the Money Market Division, the Company will remit the Contributions plus any earnings thereon to the Contractholder. The Contractholder may limit the number of Divisions available to the Owner of Benefits, but the Money Market Division may not be so restricted to the extent the Division is necessary to permit the Company to allocate initial Contributions as described above and the Capital Accumulation Division may not be so restricted to the extent the Division is necessary to permit the Company to pay Variable Annuity Payments.

A.   Contract Values and Accounting Before Annuity Commencement Date

     1.   Investment Accounts

         An Investment Account or Accounts correlating to a Plan Participant will be established for each type of Contribution and for each Division of Separate Account B in which such Contribution is invested.

         Investment Accounts will be maintained until the Investment Account Values are either (a) applied to effect Variable Annuity benefits, (b) paid to the Owner of Benefits or the beneficiary, (c) transferred in accordance with the provisions of the contract or (d) cancelled to pay the recordkeeping expenses for a Plan Participant where Termination of Employment, retirement or death has occurred or for an alternate payee under a Qualified Domestic Relations Order.

         Each Contribution will be allocated to the Division or Divisions designated by the Notification on file with the Company and will result in a credit of units to the appropriate Investment Account. The number of units so credited will be determined by dividing the portion of the Contributions allocated to the Division by the Unit Value for such Division for the Valuation Period within which the Contribution was received by the Company at its home office in Des Moines, Iowa.

     2.  Unit Value

         The Unit Value for a Contract which participates in a Division of Separate Account B determines the value of an Investment Account consisting of contributions allocated to that Division. The Unit Value for each Division for the contract is determined on each day on which the net asset value of its underlying Mutual Fund is determined. The Unit Value for a Valuation Period is determined as of the end of that period. The investment performance of the underlying Mutual Fund and deducted expenses affect the Unit Value.

         For this series of contracts, the Unit Value for each Division will be fixed at $1.00 for the Valuation Period in which the first amount of money is credited to the Division. A Division's Unit Value for any later Valuation Period is equal to its Unit Value for the immediately preceding Valuation Period multiplied by the Net Investment Factor (see below) for that Division for this series of contracts for the later Valuation Period.

     3.  Net Investment Factor

         Each Net Investment Factor is the quantitative measure of the investment performance of each Division of Separate Account B.

         For any specified Valuation Period the Net Investment Factor for a Division for this series of contracts is equal to

         (a) the quotient obtained by dividing (i) the net asset value of a share of the underlying Mutual Fund as of the end of the Valuation Period, plus the per share amount of any dividend or other distribution made by the Mutual Fund during the Valuation Period (less an adjustment for taxes, if any) by (ii) the net asset value of a share of the Mutual Fund as of the end of the immediately preceding Valuation Period, reduced by

         (b) a mortality and expense risks charge, equal to a simple interest rate for the number of days within the Valuation Period at an annual rate of .42%.

         The amounts  derived from applying the rate  specified in  subparagraph
         (b) above and the amount of any taxes referred to in subparagraph (a) above will be accrued daily and will be transferred from Separate Account B at the discretion of the Company.

     4. Hypothetical Example of Calculation of Unit Value for All Divisions Except the Money Market Division

         The computation of the Unit Value may be illustrated by the following hypothetical example. Assume that the current net asset value of a Mutual Fund share is $14.8000; that there were no dividends or other distributions made by the Mutual Fund and no adjustment for taxes since the last determination; that the net asset value of a Mutual Fund share last determined was $14.7800; that the last Unit Value was $1.0185363; and that the Valuation Period was one day. To determine the current Net Investment Factor, divide $14.8000 by $14.7800 which produces 1.0013532 and deduct from this amount the mortality and expense risks charge of 0.0000090, which is the rate for one day that is equivalent to a simple annual rate of 0.33%. The result, 1.0013442, is the current Net Investment Factor. The last Unit Value ($1.0185363) is then multiplied by the current Net Investment Factor (1.0013442) which produces a current Unit Value of $1.0199054.

     5. Hypothetical Example of Calculation of Unit Value for the Money Market Division

         The computation of the Unit Value may be illustrated by the following hypothetical example. Assume that the current net asset value of a Mutual Fund share is $1.0000; that a dividend of .0328767 cents per share was declared by the Mutual Fund prior to calculation of the net asset value of the Mutual Fund share and that no other distributions and no adjustment for taxes were made since the last determination; that the net asset value of a Mutual Fund share last determined was $1.0000; that the last Unit Value was $1.0162734; and that the Valuation Period was one day.

         To determine the current Net Investment Factor, add the current net asset value ($1.0000) to the amount of the dividend ($.000328767) and divide by the last net asset value ($1.0000), which when rounded to seven places equals 1.0003288. Deduct from this amount the mortality and expense risks charge of .0000090 (the proportionate rate for one day based on a simple annual rate of 0.33%). The result (1.0003198) is the current Net Investment Factor. The last Unit Value ($1.0162734) is then multiplied by the current Net Investment Factor (1.0003198), resulting in a current Unit Value of $1.0165984.

B.   Income Benefits

     Income Benefits consist of either monthly Variable Annuity Payments or periodic payments made on a monthly, quarterly, semi-annual or annual basis pursuant to the Flexible Income Option.

     1.  Variable Annuity Payments

         The amount applied to provide Variable Annuity Payments must be at least $1,750. Variable Annuity Payments will be provided by the Investment Accounts which correlate to the Plan Participant held under the Capital Accumulation Division. Thus, if the Owner of Benefits elects Variable Annuity Payments, any amounts that are to be used to provide Variable Annuity Payments will be transferred to Investment Accounts held under the Capital Accumulation Division as of the last Valuation Date in the month which begins two months before the Annuity Commencement Date. After any such transfer, the value of the Capital Accumulation Division Investment Accounts will be applied on the Annuity Purchase Date to provide Variable Annuity Payments. The Annuity Commencement Date, which will be one month following the Annuity Purchase Date, will be the first day of a month. Thus, if the Annuity Commencement Date is August 1, the Annuity Purchase Date will be July 1, and the date of any transfers to a Capital Accumulation Division Investment Account will be the Valuation Date immediately preceding July 1.

         The  Annuity  Commencement  Date must be no later  than April 1 of the
         calendar   year   following  the  calendar  year  in  which  the  Plan
         Participant attains age 70 1/2. See "Federal Tax Status."

         a.   Selecting a Variable Annuity

              Variable Annuity Payments will be made to an Owner of Benefits beginning on the Annuity Commencement Date and continuing thereafter on the first day of each month. An Owner of Benefits may select an Annuity Commencement Date by Notification to the Company. The date selected may be the first day of any month the Plan allows which is at least one month after the Notification. Generally, the Annuity Commencement Date cannot begin before the Plan Participant is age 59 1/2, separated from service, or is totally disabled. See "Federal Tax Status" for a discussion of required distributions and the federal income tax consequences of distributions.

              At any time not less than one month preceding the desired Annuity Commencement Date, an Owner of Benefits may, by Notification, select one of the annuity options described below (see "Forms of Variable Annuities"). If no annuity option has been selected at least one month before the Annuity Commencement Date, and if the Plan does not provide one, payments which correlate to an unmarried Plan Participant will be made under the annuity option providing Variable Life Annuity with Monthly Payments Certain for Ten Years. Payments to a married Plan Participant will be made under the annuity option providing a Variable Life Annuity with One-Half Survivorship.

         b.   Forms of Variable Annuities

              Because of certain restrictions contained in the Internal Revenue Code and regulations thereunder, an annuity option is not available under a contract used to fund a TDA Plan, PEDC Plan or 401(a) Plan unless (i) the joint or contingent annuitant is the Plan Participant's spouse or (ii) on the Plan Participant's Annuity Commencement Date, the present value of the amount to be paid while the Plan Participant is living is greater than 50% of the present value of the total benefit to the Plan Participant and the Plan Participant's beneficiary (or contingent annuitant, if applicable).

              An Owner of Benefits may elect to have Investment Account Values applied under one of the following annuity options. However, if the monthly Variable Annuity Payment would be less than $20, the Company may, at its sole option, pay the Investment Account Values in full settlement of all benefits otherwise available.

              Variable Life Annuity with Monthly Payments Certain for Zero, Five, Ten, Fifteen or Twenty Years or Installment Refund Period -- a Variable Annuity which provides monthly payments during the Plan Participant's lifetime, and further provides that if, at the death of the Plan Participant, monthly payments have been made for less than a minimum period, e.g. five years, any remaining payments for the balance of such period shall be paid to the Owner of Benefits, if the Owner of Benefits is not the Plan Participant, or to a designated beneficiary unless the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum. (Designated beneficiaries entitled to take the remaining payments or the Commuted Value thereof rather than continuing monthly payments should consult with their tax advisor to be made aware of the differences in tax treatment.)

              The  minimum  period may be either  zero,  five,  ten,  fifteen or twenty years or the period (called "installment refund period") consisting of the number of months determined by dividing the amount applied under the option by the initial payment. If, for example, $14,400 is applied under a life option with an installment refund period, and if the first monthly payment provided by that amount, as determined from the applicable annuity conversion rates, would be $100, the minimum period would be 144 months ($14,400 divided by $100 per month) or 12 years. A variable life annuity with an installment refund period guarantees a minimum number of payments, but not the amount of any monthly payment or the amount of aggregate monthly payments. The longer the minimum period selected, the smaller will be the amount of the first annuity payment.

              Under the Variable Life Annuity with Zero Years Certain, which provides monthly payments to the Owner of Benefits during the Plan Participant's lifetime, it would be possible for the Owner of Benefits to receive no annuity payments if the Plan Participant died prior to the due date of the first payment since payment is made only during the lifetime of the Plan Participant.

              Joint and Survivor Variable Life Annuity with Monthly Payments Certain for Ten Years -- a Variable Annuity which provides monthly payments for a minimum period of ten years and thereafter during the joint lifetimes of the Plan Participant on whose life the annuity is based and the contingent annuitant named at the time this option is elected, and continuing after the death of either of them for the amount that would have been payable while both were living during the remaining lifetime of the survivor. In the event the Plan Participant and the contingent annuitant do not survive beyond the minimum ten year period, any remaining payments for the balance of such period will be paid to the Owner of Benefits, if the owner of Benefits is not the Plan Participant, or to a designated beneficiary unless the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum. (Designated beneficiaries entitled to take the remaining payments or the Commuted Value thereof rather than continuing monthly payments should consult with their tax advisor to be made aware of the differences in tax treatment.)

              Joint and Two-Thirds Survivor Variable Life Annuity -- a variable annuity which provides monthly payments during the joint lives of a Plan Participant and the person designated as contingent annuitant with two-thirds of the amount that would have been payable while both were living continuing until the death of the survivor.

              Variable Life Annuity with One-Half Survivorship -- a variable annuity which provides monthly payments during the life of the Plan Participant with one-half of the amount otherwise payable continuing so long as the contingent annuitant lives.

              Under the Joint and Two-thirds Survivor Variable Life Annuity and under the Variable Life Annuity with One-Half Survivorship, it would be possible for the Owner of Benefits and/or contingent annuitant to receive no annuity payments if the Plan Participant and contingent annuitant both died prior to the due date of the first payment since payment is made only during their lifetimes.

              Other Options -- Other Variable Annuity options permitted under the applicable Plan may be arranged by mutual agreement of the Owner of Benefits and the Company.

         c.   Basis of Annuity Conversion Rates

              Because women as a class live longer than men, it has been common that retirement annuities of equal cost for women and men of the same age will provide women less periodic income at retirement. The Supreme Court of the United States ruled in Arizona Governing Committee vs. Norris that sex distinct annuity tables under an employer-sponsored benefit plan result in discrimination that is prohibited by Title VII of the Federal Civil Rights Act of 1964. The Court further ruled that sex distinct annuity tables will be deemed discriminatory only when used with values accumulated from employer contributions made after August 1, 1983, the date of the ruling.

              Title VII applies only to employers with 15 or more employees. However, certain State Fair Employment Laws and Equal Payment Laws may apply to employers with less than 15 employees.

              The contract described in this Prospectus offers both sex distinct and sex neutral annuity conversion rates. The annuity rates are used to convert a Plan Participant's pre-retirement Investment Account Values to a monthly lifetime income at retirement. Usage of either sex distinct or sex neutral annuity rates will be determined by the Contractholder.

              For each form of variable annuity, the annuity conversion rates determine how much the first monthly Variable Annuity Payment will be for each $1,000 of the Investment Account Value applied to effect the variable annuity. The conversion rates vary with the form of annuity, date of birth, and, if sex distinct rates are used, the sex of the Plan Participant and the contingent annuitant, if any. The sex neutral guaranteed annuity conversion rates are based upon (i) an interest rate of 2.5% per annum and
              (ii) mortality according to the "1983 Table a for Individual Annuity Valuation" projected with Scale G to the year 2001, set back five years in age. The sex distinct female rates are determined for all Plan Participants in the same way as neutral rates, as described above. The sex distinct male rates are determined for all Plan Participants in the same way as sex neutral rates, as described above, except mortality is not set back five years in age. The guaranteed annuity conversion rates may be changed, but no change which would be less favorable to the Owner of Benefits will take effect for a current Plan Participant.

              The contract provides that an interest rate of not less than 2.5% per annum will represent the assumed investment return. Currently the assumed investment return used in determining the amount of the first monthly payment is 4% per annum. This rate may be increased or decreased by the Company in the future but in no event will it be less than 2.5% per annum. If, under the contract, the actual investment return (as measured by an Annuity Change Factor, defined below) should always equal the assumed investment return, Variable Annuity Payments would remain level. If the actual investment return should always exceed the assumed investment return, Variable Annuity Payments would increase; conversely, if it should always be less than the assumed investment return, Variable Annuity Payments would decrease.

              The current 4% assumed investment return is higher than the 2.5% interest rate reflected in the annuity conversion rates contained in the contract. With a 4% assumption, Variable Annuity Payments will commence at a higher level, will increase less rapidly when actual investment return exceeds 4%, and will decrease more rapidly when actual investment return is less than 4%, than would occur with a lower assumption.

         d.   Determining the Amount of the First Variable Annuity Payment

              The initial amount of monthly annuity income shall be based on the option selected, the age of the Plan Participant and contingent annuitant, if any, and the Investment Account Values applied as of the Annuity Purchase Date. The initial monthly income payment will be determined on the basis of the annuity conversion rates applicable on such date to such conversions under all contracts of this class issued by the Company. However, the basis for the annuity conversion rates will not produce payments less beneficial to the Owner of Benefits than the annuity conversion rate basis described above.

          e. Determining the Amount of the Second and Subsequent Monthly Variable Annuity Payments

              The second and subsequent monthly Variable Annuity Payments will increase or decrease in response to the investment experience of the Mutual Fund underlying the Capital Accumulation Division. The amount of each payment will be determined by multiplying the amount of the monthly Variable Annuity Payment due in the immediately preceding calendar month by the Annuity Change Factor for the Capital Accumulation Division for the Contract for the calendar month in which the Variable Annuity Payment is due.

              Each Annuity Change Factor for the Capital Accumulation Division for a calendar month is the quotient of (1) divided by (2), below:

              (1) The number which results from dividing (a) the Contract's Unit
                  Value for the Capital Accumulation Division for the first Valuation Date in the calendar month beginning one month before the given calendar month by (b) the Contract's Unit Value for such Division for the first Valuation Date in the calendar month beginning two months before the given calendar month.

              (2) An amount equal to one plus the  effective  interest  rate for the number of days between the two Valuation Dates specified in subparagraph (1) above at the interest rate assumed to determine the initial payment of variable benefits to the Owner of Benefits.

         f.   Hypothetical Example of Calculation of Variable Annuity Payments

              Assume that on the date one month before the Annuity Commencement Date the Investment Account Value that is invested in the Capital Accumulation Division which correlates to a Plan Participant is $37,592. Using the appropriate annuity conversion factor (assuming $5.88 per $1,000 applied) the Investment Account Value provides a first monthly Variable Annuity Payment of $221.04. To determine the amount of the second monthly payment assume that the Capital Accumulation Division Unit Value as of the first Valuation Date in the preceding calendar month was $1.3712044 and the Unit Value as of the first Valuation Date in the second preceding calendar month was $1.3273110. The Annuity Change Factor is determined by dividing $1.3712044 by $1.3273110, which equals 1.0330694, and dividing the result by an amount corresponding to the amount of one increased by an assumed investment return of 4% (which for a thirty day period is 1.0032288). 1.0330694 divided by 1.0032288 results in an Annuity Change Factor for the month of 1.0297446. Applying this factor to the amount of Variable Annuity Payment for the previous month results in a current monthly payment of $227.61 ($221.04 multiplied by 1.0297446 equals $227.61).

     2.  Flexible Income Option

         Instead of Variable Annuity Payments an Owner of Benefits may choose to receive Income Benefits under the Flexible Income Option. Unlike Variable Annuity Payments, payments under the Flexible Income Option may be made from any Division of the Separate Account. Under the Flexible Income Option, the Company will pay to the Owner of Benefits a portion of the Investment Accounts on a monthly, quarterly, semi-annual or annual basis on the date or dates requested each Year and continuing for a period not to exceed the life or life expectancy of the Plan
         Participant, or the joint lives or life expectancy of such Plan Participant and the contingent annuitant, if the contingent annuitant is the Plan Participant's spouse. If the Notification does not specify from which Investment Accounts payments are to be made, amounts will be withdrawn on a pro rata basis from all Investment Accounts which correlate to the Plan Participant. Payments will end, however, on the date no amounts remain in such Accounts or the date such Accounts are paid or applied in full as described below. Payments will be subject to the following:

         a. The life expectancy of the Plan Participant and the Plan Participant's spouse, if applicable, will be determined in accordance with the life expectancy tables contained in Internal Revenue Regulation Section 1.72-9. Life expectancy will be determined as of the date on which the first payment is made. Life expectancy will be redetermined annually thereafter.

         b. Payments may begin any time after the Flexible Income Option is requested. Payments must begin no later than the latest date permitted or required by the Plan or regulation to be the Owner of Benefit's Annuity Commencement Date.

         c. Payments will be made annually, semiannually, quarterly, or monthly as requested by the Owner of Benefits and agreed to by the Company. The annual amount payable will be the lesser of the Aggregate Investment Account Values which correlate to the Plan Participant or the minimum annual amount determined in accordance with the minimum distribution rules of the Internal Revenue Code.

         d. If the Plan Participant should die before the Aggregate Investment Account Value has been paid or applied in full, the remaining Investment Account Values will be treated as benefits payable at death as described in this Prospectus.

         e. Year for purposes of determining payments under the Flexible Income Option means the twelve month period starting on the installment payment starting date and each corresponding twelve month period thereafter.

         An Owner of Benefits may request a payment in excess of the minimum described above. Such payment may be equal to all or any portion of the Investment Accounts which correlate to the Plan Participant; provided, however, that if the requested payment would reduce the total value of such accounts to a total balance of less than $1,750 then such request will be a request for the total of such Investment Accounts.

         The Owner of Benefits may request termination of the Flexible Income Payments by giving the Company Notification (i) requesting an excess payment equal to the remaining balance of the Aggregate Investment Account Values which correlate to a Plan Participant, (ii) requesting that the remaining balance of the Aggregate Investment Account Values be applied to provide Variable Annuity Payments or (iii) a combination of (i) and (ii), as long as the amount applied to provide an annuity is at least $1,750. The Company will make such excess payment on the later of (i) the date requested, or (ii) the date seven (7) calendar days after the Company receives the Notification. The Annuity Commencement Date for amounts so applied will be one month after the Annuity Purchase Date. The Annuity Purchase Date for amounts so applied will be the first Valuation Date in the month following the Company's receipt of the Notification or the first Valuation Date of such subsequent month as requested.

         An additional annual charge of $25.00 will be made if an Owner of Benefits elects to receive benefits under the Flexible Income Option. This charge may be deducted from the Investment Accounts which correlate to the Plan Participant only if such Plan Participant is inactive. In such case, the Company will reduce the charge if necessary so that when combined with any other expense being deducted from such Investment Accounts, the aggregate of such charges will not exceed 1% of the Plan Participant's aggregate Investment Account Values at the time the charge is made. The portion of the charge attributable to a Plan participant will be allocated to his or her Investment Account in proportion to their relative values.

C.   Payment on Death of Plan Participant

     1.  Prior to Annuity Purchase Date

         If a Plan Participant dies prior to the Annuity Purchase Date, the Company, upon receipt of due proof of death and any waiver or consent required by applicable state law, will pay the death benefit in accordance with the provisions of the Plan. The amount of the death benefit is determined by the terms of the Plan. The Owner of Benefits may elect to either (1) leave the assets in the contract to the extent permitted by applicable law; (2) receive such value as a single sum benefit; or (3) apply the Investment Account Values which correlate to the Plan Participant to purchase Variable Annuity Payments for the beneficiary if the aggregate value of such Investment Accounts is at least $1,750. If the beneficiary does not provide Notification to the Company within 120 days of the date the Company receives due proof of death, (i.e. a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by a medical doctor who attended the deceased during his last illness.), the beneficiary will be deemed a Plan Participant under the contract described in the Prospectus.

         A beneficiary  may elect to have all or a part of the amount  available under this contract transferred to any Companion Contract. Alternatively, this contract may accept all or part of the amount available under a Companion Contract to establish an Investment Account or Accounts for a beneficiary under this contract. If the aggregate value of such Investment Accounts is less than $1,750, the Company may at its option pay the beneficiary the value of such accounts in lieu of all other benefits.

         An election to receive Variable Annuity Payments must be made prior to the single sum payment to the beneficiary. Annuity income must be payable as lifetime annuity income with no benefits beyond the beneficiary's life or life expectancy. In addition, the amount of the monthly Variable Annuity Payments must be at least $20, or the Company may at its option pay the beneficiary the value of the Variable Annuity Reserves in lieu of all other benefits. The beneficiary's Annuity Purchase Date will be the first day of the calendar month specified in the election, but in no event prior to the first day of the calendar month following the date the Notification is received by the Company. The amount to be applied will be determined as of the Annuity Purchase Date. The beneficiary's Annuity Commencement Date will be the first day of the calendar month following the Annuity Purchase Date. The beneficiary must be a natural person in order to elect Variable Annuity Payments. The election must be in writing. The annuity conversion rates applicable to a beneficiary shall be the annuity conversion rates the Company makes available to all beneficiaries under this contract. The beneficiary will receive a written description of the options available.

      2. Subsequent to Annuity Purchase Date

         Upon the death of a Plan Participant subsequent to the Annuity Purchase Date, no benefits will be available except as may be provided under the form of annuity selected. If provided for under the form of annuity, the Owner of Benefits or beneficiary will continue receiving any remaining payments unless the Owner of Benefits or the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum.

D.   Withdrawals and Transfers

     1.  Cash Withdrawals

         The contract is designed for and intended to be used to fund retirement Plans. However, subject to any Plan limitations, any restrictions imposed by provisions of the Internal Revenue Code or any reduction for vesting provided for in the Plan as to amounts available, the Owner of Benefits may withdraw cash from the Investment Accounts which correlate to a Plan Participant at any time prior to the Annuity Purchase Date. The Internal Revenue Code generally provides that distributions from the contracts (except those used to fund Creditor Exempt or General Creditor Non-qualified Plans) may begin only after the Plan Participant attains age 59 1/2, terminates employment, dies or becomes disabled, or in the case of deemed hardship (or, for PEDC Plans, unforeseen emergencies). Withdrawals before age 59 1/2 may involve an income tax penalty. See "Federal Tax Status."

         The procedure with respect to cash withdrawals is as follows:

         (a)  The Plan must allow for such withdrawal.

         (b) The Company must receive a Notification requesting a cash withdrawal from the Owner of Benefits on a form either furnished or approved by the Company. The Notification must specify the amount to be withdrawn for each Investment Account from which withdrawals are to be made. If no specification is made, withdrawals from Investment Accounts will be made on a pro rata basis.

         (c) If a certificate has been issued to the Owner of Benefits the Company may require that any requests be accompanied by such certificate.

         (d) If the Aggregate Investment Account Values are insufficient to satisfy the amount of the requested withdrawal and applicable charges, if any, the amount paid will be reduced to satisfy such charges.

         Any cash withdrawal will result in the cancellation of a number of units from each Investment Account from which values have been withdrawn. The number of units cancelled from an Investment Account will be equal to the amount withdrawn from that Account divided by the Unit Value for the Division of Separate Account B in which the Account is invested for the Valuation Period in which the cancellation is effective.

         (Special Note: Under the Texas Education Code, Plan Participants under contracts issued in connection with Optional Retirement Programs for certain employees of Texas institutions of higher education are prohibited from making withdrawals except in the event of termination of employment, retirement or death of the Plan Participant. Also, see "Federal Tax Status" for a description of further withdrawal restrictions.)

     2.  Transfers Between Divisions

         Upon Notification, all or a portion of the value of a Investment Account which correlates to a Plan Participant may be transferred to another available Investment Account correlating to such Plan Participant for the same type of Contribution.
         Transfers may be made at any time before the Annuity Purchase Date.

         A transfer will be effective as of the end of the Valuation Period in which the request is received. Any amount transferred will result in the cancellation of units in the Investment Account from which the transfer is made. The number of units cancelled will be equal to the amount transferred from that account divided by the Unit Value of the Division for the Valuation Period in which the transfer is effective. The transferred amount will result in the crediting of units in the Investment Account to which the transfer is made. The number of units credited will be equal to the amount transferred to that account divided by the Unit Value of the Division for the Valuation Period in which the transfer is effective.

     3.  Transfers to the Contract

         If a Companion Contract has been issued by the Company to fund the Plan, and except as otherwise provided by the applicable Plan, the contract described in this Prospectus may accept all or a portion of the proceeds available under the Companion Contract at any time at least one month before Annuity Commencement Date, subject to the terms of the Companion Contract.

      4. Transfers to a Companion Contract

         If a Companion Contract has been issued by the Company to fund the Plan, except as otherwise provided by the applicable Plan and the provisions of the Companion Contract, an Owner of Benefits may by Notification transfer all or a portion of the Investment Account Values which correlate to a Plan Participant to the Companion Contract. If the Notification does not state otherwise, amounts will be transferred on a pro rata basis from the Investment Accounts which correlate to the Plan Participant. Transfers with respect to a Plan Participant from this contract to the Companion Contract will not be permitted if this contract has accepted, within the six-month period preceding the proposed transfer from this contract to the Companion Contract, a transfer from an unmatured Investment Account which correlates to the Plan Participant established under the Companion Contract. An unmatured Investment Account is an Investment Account which has not reached the end of its interest guarantee period. In all other respects, such transfers are subject to the same provisions regarding frequency of transfer, effective date of transfer and cancellation of units as described above in "Transfers Between Divisions."

     5.  Special Situation Involving Alternate Funding Agents

         The contract allows the Investment Account Values of all Plan Participants to be transferred to an alternate Funding Agent with or without the consent of the Plan Participants. Transfers to an alternate Funding Agent require Notification from the Contractholder. The amount to be transferred will be equal to the Investment Account Values determined as of the end of the Valuation Period in which the Notification is received. Such transfers will be subject to the contract administration expense and recordkeeping expense.

     6.  Postponement of Cash Withdrawal or Transfer

         Any cash withdrawal or transfer to be made from the contract or between Investment Accounts in accordance with the preceding paragraphs will be made (i) within seven calendar days after Notification for such payment or transfer is received by the Company at its Home Office or (ii) on the requested date of payment or transfer, if later. However, such withdrawal or transfer may be deferred during any period when the right to redeem Mutual Fund shares is suspended as permitted under provisions of the Investment Company Act of 1940, as amended. The right to redeem shares may be suspended during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which (i) disposal by the Mutual Fund of securities owned by it is not reasonably practicable or
         (ii) it is not reasonably practicable for the Mutual Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders. If any deferment of transfer or withdrawal is in effect and has not been cancelled by Notification to the Company within the period of deferment, the amount to be transferred or withdrawn shall be determined as of the first Valuation Date following expiration of the permitted deferment, and transfer or withdrawal will be made within seven calendar days thereafter. The Company will notify the Contractholder of any deferment exceeding 30 days.

     7.  Loans.

         The Company will not make available a loan option for the contract described in this Prospectus.

E.   Other Contractual Provisions

     1.  Contribution Limits

         The contract prescribes no limits on the minimum Contribution which may be made to an Investment Account which correlates to a Plan Participant. Plan Participant maximum Contributions are discussed under "Federal Tax Status." Contributions may also be limited by the Plan. The Company may also limit Contributions on 60-days notice.

     2.  Assignment

         No benefits in the course of payment under a contract used to fund a TDA Plan, 401(a) Plan or Creditor-Exempt Non-Qualified Plan are assignable, by any Owner of Benefits, Plan Participant, beneficiary or contingent annuitant and all such benefits under such contracts, shall be exempt from the claims of creditors to the maximum extent permitted by law. Benefits in the course of payment for contracts used to fund PEDC plans and General Creditor Non-Qualified Plans are assignable only by the Contractholder and such benefits are subject to the claims of the Contractholder's general creditors.

         Investment Account Values which correlate to a Plan Participant are non-forfeitable by the Owner of Benefits; provided, however, if the Plan specifically so provides, Investment Account Values which correlate to a Plan Participant shall be reduced to the extent required by the vesting provisions of the Plan as of the date the Company receives Notification of the event requiring the reduction.

     3.  Cessation of Contributions

         A cessation of Contributions with respect to all Plan Participants shall occur at the election of the Contractholder upon Notification to the Company, on the date the Plan terminates or on the date no Investment Account Values remain under the contract or at the election of the Company upon 60-days notice to the Contractholder. Following a cessation of Contributions all terms of the contract will continue to apply except that no further Contributions may be made.

      4. Substitution of Securities

         If shares of a Mutual Fund are not available at some time in the future, or if in the judgment of the Company further investment in such shares would no longer be appropriate, there may be substituted therefor, or Contributions received after a date specified by the Company may be applied to purchase (i) shares of another registered open-end investment company or (ii) securities or other property as the Company should in its discretion select. In the event of any investment pursuant to clause (ii) above, the Company can make such changes as in its judgment are necessary or appropriate in the frequency and methods of determination of Unit Values, Net Investment Factors, Annuity Change Factors, and Investment Account Values, including any changes in the foregoing which will provide for the payment of an investment advisory fee; provided, however, that any such changes shall be made only after approval by the Insurance Department of the State of Iowa. The Company will give written notice to each Owner of Benefits of any substitution or such change and any substitution will be subject to the rules and regulations of the Securities and Exchange Commission.

      5. Changes in the Contract

         The terms of a contract may be changed at any time by written agreement between the Company and the Contractholder without the consent of any Plan Participant, Owner of Benefits, beneficiary, or contingent annuitant. However, except as required by law or regulation, no such change shall apply to variable annuities which were in the course of payment prior to the effective date of the change. The Company will notify any Contractholder affected by any change under this paragraph.

         The Company may unilaterally change the Contract at any time, including retroactive changes, in order to meet the requirements of any law or regulation issued by any governmental agency to which the Company is subject. The Company may add Divisions to Separate Account B at any time. In addition, the Company may, on 60-days prior notice to the Contractholder, unilaterally change the basis for determining Investment Account Values, the Net Investment Factor, the Annuity Purchase Rates and the Annuity Change Factor; the guaranteed annuity conversion rates; the Recordkeeping Expense and Contract Administration Charge; and the provisions with respect to transfers to or from a Companion Contract or between Investment Accounts.

         However, no amendment or change will apply to annuities in the course of payment except to the extent necessary to meet the requirements of any law or regulation issued by a governmental agency to which the Company is subject. In addition, no change in the guaranteed annuity conversion rates will take effect for a current Plan Participant if the effect of such amendment or change would be less favorable to the Owner of Benefits. Also, any change in the contract administration expense or recordkeeping expense will not take affect as to any Investment Accounts to be transferred to an Alternate Funding Agent if, prior to the date of the amendment or change is to take affect, the Company receives a written request from the Contractholder for payment of all such Investment Account Values to the Alternate Funding Agent and such request is not revoked.

         Furthermore, the Company may, on 60-days notice to the Contractholder affected by the change, unilaterally change the mortality and expense risks charge provided that (a) the charge shall in no event exceed 1.25%, (b) the charge shall not be changed more frequently than once in any one year period and (c) no change shall apply to annuities which were in the course of payment prior to the effective date of the change.

STATEMENT OF VALUES

     The Company will furnish each Owner of Benefits at least once during each year a statement showing the number of units credited to the Investment Account or Accounts which correlate to the Plan Participant, Unit Values for such Investment Accounts and the resulting Investment Account Values.

SERVICES AVAILABLE BY TELEPHONE

     The  following  transactions  may be exercised by telephone by any Owner of
Benefits: 1) transfers between Investment Accounts; and 2) changes in Contribution allocation percentages. The telephone transactions may be exercised by telephoning 1-800-633-1373. Telephone transfer requests must be received by the close of the New York Stock Exchange on a day when the Company is open for business to be effective that day. Requests made after that time or on a day when the Company is not open for business will be effective the next business day.

     Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction requests, the right is reserved to refuse to accept telephone requests when in the opinion of the Company it seems prudent to do so. The Owner of Benefits bears the risk of loss caused by fraudulent telephone instructions the Company reasonably believes to be genuine. The Company will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Company may be liable for losses due to unauthorized or fraudulent transactions. Such procedures include recording all telephone instructions, requesting personal identification information such as the caller's name, daytime telephone number, social security number and/or birthdate and sending a written confirmation of the transaction to the Owner of Benefits' address of record. Owners of Benefits may obtain additional information and assistance by telephoning the toll free number.

DISTRIBUTION OF THE CONTRACT

     The contract, which is continuously offered, will be sold primarily by persons who are insurance agents of or brokers for the Company authorized by applicable law to sell life and other forms of personal insurance and variable annuities. In addition, these persons will usually be registered representatives of Princor Financial Services Corporation, a Member of The Principal Financial Group, Des Moines, Iowa, 50392-0200, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Princor Financial Services Corporation, the principal underwriter, is paid for the distribution of the Contract in accordance with two separate schedules one of which provides for payment of 4.5% of Contributions scaling down for Contributions in excess of $5,000 and one which provides for payments of 3.0% of Contributions scaling down for Contributions in excess of $50,000. The Contract may also be sold through other selected broker-dealers registered under the Securities Exchange Act of 1934. Princor Financial Services Corporation is also the principal underwriter for various registered investment companies organized by the Company. Princor Financial Services Corporation is an indirectly wholly-owned subsidiary of the Company.

PERFORMANCE  CALCULATION

     The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Divisions. The contract was not offered prior to July 15, 1992. However, shares of some of the mutual funds in which Divisions of the Separate Account invest were offered prior to that date. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its Divisions for this contract had the contract been issued on or after the date the mutual fund in which such Division invests was first offered. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying mutual funds' portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the Statement of Additional Information.

     From time to time the Separate Account advertises its Money Market Division's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the division refers to the income generated by an investment in the division over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     In addition, from time to time, the Separate Account may advertise its "yield" for the Bond Division and Government Securities Division for these contracts. The "yield" of the Divisions is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period.

     Also, from time to time, the Separate Account will advertise the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value.

VOTING RIGHTS

     The Company shall vote Mutual Fund shares held in Separate Account B at regular and special meetings of shareholders of each Mutual Fund, but will follow voting instructions received from persons having the voting interest in the Mutual Fund shares.

     The number of Mutual Fund shares as to which a person has the voting interest will be determined by the Company as of a date which will not be more than ninety days prior to the meeting of the Mutual Fund, and voting instructions will be solicited by written communication at least ten days prior to the meeting.

     During the accumulation period, the Owner of Benefits is the person having the voting interest in the Mutual Fund shares attributable to the Investment Accounts which correlate to the Plan Participant. The number of Mutual Fund shares held in Separate Account B which are attributable to each Investment Account is determined by dividing the Investment Account Value attributable to a Division of Separate Account B by the net asset value of one share of the underlying Mutual Fund.

     During the annuity period, the person then entitled to Variable Annuity Payments has the voting interest in the Mutual Fund shares attributable to the Variable Annuity. The number of Mutual Fund shares held in Separate Account B which are attributable to each Variable Annuity is determined by dividing the reserve for the Variable Annuity by the net asset value of one Mutual Fund share. The voting interest in the Mutual Fund shares attributable to the Variable Annuity will ordinarily decrease during the annuity period since the reserve for the Variable Annuity decreases due to the reduction in the expected payment period.

     Mutual Fund shares for which Owners of Benefits or payees of Variable Annuities are entitled to give voting instructions, but for which none are received, and shares of the Fund owned by the Company will be voted in the same proportion as the aggregate shares for which voting instructions have been received.

     Proxy material will be provided to each person having a voting interest together with an appropriate form which may be used to give voting instructions to the Company.

     If the Company determines pursuant to applicable law that Mutual Fund shares held in Separate Account B need not be voted pursuant to instructions received from persons otherwise having the voting interest as provided above, then the Company may vote Mutual Fund shares held in Separate Account B in its own right.

FEDERAL TAX STATUS

     It should be recognized that the descriptions below of the federal income tax status of amounts received under the contracts are not exhaustive and do not purport to cover all situations. A qualified tax advisor should be consulted for complete information. (For the federal tax status of the Company and Separate Account B, see "Principal Mutual Life Insurance Company Separate Account B".)

A.   Taxes Payable by Owners of Benefits and Annuitants

     The contract offered in connection with this Prospectus is used with retirement programs which receive favorable tax deferred treatment under Federal income tax law and deferred annuity contracts purchased with after tax dollars. Annuity payments or other amounts received under the contract are subject to income tax withholding. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

     Contributions to contracts used to fund Creditor-Exempt and General Creditor Non-Qualified Plans do not enjoy the advantages available to qualified retirement plans, but Contributions invested in contracts used to Fund Creditor-Exempt Non-qualified Retirement Plans may receive tax-deferred treatment of the earnings, until distributed from the contract as retirement benefits.

     1. Tax-Deferred Annuity Plans-- (Section 403(b) Annuities for Employees of Certain Tax-Exempt Organizations or Public Educational Institutions)

         Contributions. Under section 403(b) of the Code, payments made by certain employers (i.e., tax-exempt organizations, meeting the requirements of section 501(c)(3) of the Code and public educational institutions) to purchase annuity contracts for their employees are excludable from the gross income of employees to the extent that the aggregate Purchase Payments do not exceed the limitations prescribed by section 402(g), section 403(b)(2), and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

         An individual's voluntary salary reduction contributions under section 403(b) are generally limited to the lesser of $9,500 or 25 percent of net salary (or 20 percent of gross salary); additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to approximately 25 percent of net salary. In addition, for plan years beginning after December 31, 1988, employer contributions must comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

         Taxation of Distributions. Distributions are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) attainment of age 59 1/2, (2) separation from service, (3) death, (4) disability, or (5) hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon).

         All distributions from a section 403(b) Plan are taxed as ordinary income of the recipient in accordance with section 72 of the Code and are subject to 20% income tax withholding. Distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following
         (1) death, (2) disability, (3) separation from service during or after the year the Participant reaches age 55, (4) separation from service at any age if the distribution is in the form of payments over the life (or life expectancy) of the Plan Participant (or the Plan Participant and Beneficiary), and (5) distributions not in excess of tax deductible medical expenses.

         Required Distributions. Generally, distributions from section 403(b) Plans must commence no later than April 1 of the calendar year following the calendar year in which the Plan Participant attains age 70 1/2 and such distributions must be made over a period that does not exceed the life expectancy of the Plan Participant (or the Plan Participant and Beneficiary). Plan Participants employed by governmental entities and certain church organizations may delay the commencement of payments until April 1 of the calendar year following retirement if they remain employed after attaining age 70 1/2. However, upon the death of the Plan Participant prior to the commencement of annuity payments, the amount accumulated under the contract must be distributed within five years or, if distributions to a beneficiary designated under the contract commence within one year of the Plan Participant's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the Plan Participant has commenced receiving annuity distributions prior to the Plan Participant's death, distributions must continue at least as rapidly as under the method in effect at the date of death. Amounts accumulated under a contract on December 31, 1986, are not subject to these minimum distributions requirements. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

         Tax-Free Transfers and Rollovers. The Code provides for the tax-free exchange of one annuity contract for another annuity contract, and the IRS has ruled that total or partial amounts transferred between section 403(b) annuity contracts and/or 403(b)(7) custodial accounts may qualify as tax-free exchanges under certain circumstances. In addition, section 403(b) of the Code permits tax-free rollovers of eligible rollover distributions from section 403(b) programs to Individual Retirement Accounts (IRAs) under certain circumstances. If an eligible rollover distribution is taken as a direct rollover to an IRA (or another 403(b) plan) the mandatory 20% income tax withholding does not apply. However, the 20% mandatory withholding requirement does apply to an eligible rollover distribution that is not made as a direct rollover. In addition, such a rollover must be completed within 60 days of receipt of the distribution.

     2.  Public Employee  Deferred  Compensation  Plans-- (Section 457 Unfunded
         Deferred   Compensation  Plans  of  Public  Employers  and  Tax-Exempt
         Organizations)

         Contributions. Under section 457 of the Code, individuals who perform services for a unit of a state or local government may participate in a deferred compensation program. Tax-exempt employers may establish deferred compensation plans under section 457 only for a select group of management or highly compensated employees and/or independent contractors.

         This  type of  program  allows  individuals  to defer  the  receipt  of compensation which would otherwise be presently payable and to therefore defer the payment of Federal income taxes on the amounts. Assuming that the program meets the requirements to be considered a Public Employee Deferred Compensation Plan (an "PEDC Plan"), an individual may contribute (and thereby defer from current income for tax purposes) the lesser of $7,500 or 33 1/3% of the individuals includible compensation. (Includible compensation means compensation from the employer which is current includible in gross income for Federal tax purposes.) During the last three years before an individual attains normal retirement age, additional catch-up deferrals are permitted.

         The amounts which are deferred may be used by the employer to purchase the contract offered by this Prospectus. The contract is owned by the employer and, in fact, is subject to the claims of the employer's creditors. The employee has no present rights or vested interest in the contract and is only entitled to payment in accordance with the PEDC Plan provisions.

         Taxation of Distributions. Amounts received by an individual from an PEDC Plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

         Distributions Before Separation from Service. Distributions generally are not permitted under an PEDC Plan prior to separation from service except for unforeseeable emergencies. Emergency distributions are includible in the gross income of the individual in the year in which paid.

         Required Distributions. Beginning January 1, 1989, the minimum distribution requirements for PEDC Plans are generally the same as those for qualified plans and section 403(b) Plans Contracts, except that no amounts are exempted from minimum distribution requirements.

         Tax Free Transfers and Rollovers. Federal income tax law permits the tax free transfer of PEDC Plan amounts to another PEDC Plan, but not to an IRA or other type of plan.

     3.  401(a) Plans

         Contributions. Under Section 401(a) of the Code, payments made by employers to purchase annuity Contracts for their employees are excludable from the gross income of employees to the extent that the aggregate Purchase Payments do not exceed the limitations prescribed by section 402(g), and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

         An individual's voluntary salary reduction contributions for a 401(k) plan are generally limited to $9,500 (1997 limit).

         For 401(a) qualified plans, the maximum annual contribution that a member can receive is limited to the lesser of 25% of includible compensation or $30,000.

         Taxation of Distributions. Distributions are restricted. These restrictions require that no distributions of employer contributions or salary deferrals will be permitted prior to one of the following events: (1) attainment of age 59 1/2, (2) separation from service, (3) death, (4) disability, or (5) for certain 401(a) Plans, hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon). In-service distributions may be permitted under various circumstances in certain plans.

         All distributions from a section 401(a) Plan are taxed as ordinary income of the recipient in accordance with section 72 of the Code. Distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, 3) separation from service during or after the year the Plan Participant reaches age 55, (4) separation from service at any age if the distribution is in the form of payments over the life (or life expectancy) of the Plan Participant (or the Plan Participant and Beneficiary), and (5) distributions not in excess of tax deductible medical expenses.

         Required Distributions. Generally, distributions from section 401(a) Plans must commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 and such distributions must be made over a period that does not exceed the life expectancy of the Plan Participant (or the Plan Participant and Beneficiary). Following the death of the Plan Participant, the distribution requirements are generally the same as those described with respect to 403(b) Plans. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

         Tax-Free Transfers and Rollovers. The Code provides for the tax-free exchange of one annuity contract for another annuity contract. Distributions from a 401(a) Plan may also be transferred to a Rollover IRA.

     4.  Creditor-Exempt Non-Qualified Plans

         Certain employers may establish Creditor-Exempt Non-Qualified Plans. Under such Plans the employer formally funds the Plan either by purchasing an annuity contract or by transferring funds on behalf of Plan Participants to a trust established for the benefit of such Plan Participants with a direction to the trustee to use the funds to purchase an annuity contract. The Trustee is the Contractholder and is considered the nominal owner of the contract. Each Plan Participant as a Trust beneficiary, is an Owner of Benefits under the contract and is treated as the owner for income tax purposes.

         Taxation of Contract Earnings. Since each Plan Participant for income tax purposes is considered the owner of the Investment Account or Accounts which correlate to such Participant, any increase in a Participant's Investment Account Value resulting from the investment performance of the Contract is not taxable to the Plan Participant until received by such Plan Participant.

         Contributions. Payments made by the employer to the Trust on behalf of a Plan Participant are currently includible in the Plan Participant's gross income as additional compensation and, if such payments coupled with the Plan Participant's other compensation is reasonable in amount, such payments are currently deductible as compensation by the Employer.

         Taxation of Distributions. In general, partial redemptions from an Investment Account that are not received by a Plan Participant as an annuity under the contract allocated to post-August 13, 1982 Contributions under a preexisting contract are taxed as ordinary income to the extent of the accumulated income or gain under the contract. Partial redemptions from a contract that are allocated to pre-August 14, 1982 Contributions under a preexisting contract are taxed only after the Plan Participant has received all of the "investment in the contract" (Contributions less any amounts previously received and excluded from gross income).

         In the case of a complete redemption of an Investment Account under the contract (regardless of the date of purchase), the amount received will be taxed as ordinary income to the extent that it exceeds the Plan Participant's investment in the contract.

         If a Plan Participant purchases two or more contracts from the Company (or an affiliated company) within any twelve month period after October 21, 1988, those contracts are treated as a single contract for purposes of measuring the income on a partial redemption or complete surrender.

         When payments are received as an annuity, the Plan Participant's investment in the contract is treated as received ratably over the expected payment period of the annuity and excluded from gross income as a tax-free return of capital. Individuals who commence receiving annuity payments on or after January 1, 1987, can exclude from income only their unrecovered investment in the contract. Where such individuals die before they have recovered their entire investment in the contract on a tax-free basis, are entitled to a deduction of the unrecovered amount on their final tax return.

         In addition to regular income taxes, there is a 10% penalty tax on the taxable portion of a distribution received before the Plan Participant attains age 59 1/2 under the contract, unless the distribution is; (1) made to a Beneficiary on or after death of the Plan Participant, (2) made upon the disability of the Plan Participant; (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Plan Participant or the Plan Participant and Beneficiary; (4) made under an immediate annuity contract, or (5) allocable to Contributions made prior to August 14, 1982.

         Required Distributions. The Internal Revenue Code does not require a Plan Participant under a Creditor-Exempt Non-Qualified Plan to commence receiving distributions at any particular time and does not limit the duration of annuity payments. However, the contract provides the Annuity Commencement Date must be no later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. However, upon the death of the Plan Participant prior to the commencement of annuity payments, the amount accumulated under the contract must be distributed within five years or, if distributions to a beneficiary designated under the contract commence within one year of the Plan Participant's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the Plan Participant has commenced receiving annuity distributions prior to the Plan Participant's death, distributions must continue at least as rapidly as under the method in effect at the date of death.

         Tax-Free Exchanges. Under Section 1035 of the Code, the exchange of one annuity contract for another is not a taxable transaction, but is reportable to the IRS. Transferring Investment Account Values from this contract to a Companion Contract would fall within the provisions of Section 1035 of the Code.

     5.  General Creditor Non-Qualified Plans

         Contributions. Private taxable employers may establish informally funded, General Creditor Non-Qualified Plans for a select group of management or highly compensated employees and/or independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1989, and not subsequently modified, are subject to the rules discussed below.

         Informally funded General Creditor Non-Qualified Plans represent a bare contractual promise on the part of the employer to pay wages at some future time. The contract used to informally fund the employer's obligation is owned by the employer and is subject to the claims of the employer's creditors. The Plan Participant has no present right or vested interest in the contract and is only entitled to payment in accordance with Plan provisions. If the Employer who is the Contractholder, is not a natural person, the contract does not receive tax-deferred treatment afforded other Contractholders under the Internal Revenue Code.

         Taxation of Distributions. Amounts received by an individual from a General Creditor Non-Qualified Plan are includible in the employee's gross income for the taxable year in which such amounts are paid or otherwise made available. Such amounts are deductible by the employer when paid to the individual.

B.   Fund Diversification

     Separate Account investments must be adequately diversified in order for the increase in the value of Creditor-Exempt Non-Qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual Fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of a Fund to meet the diversification requirements could result in tax liability to Creditor-Exempt Non-Qualified Contractholders.

     The investment opportunities of the Funds could conceivably be limited by adhering to the above diversification requirements. This would affect all Contractholders, including those owners of contracts for whom diversification is not a requirement for tax-deferred treatment.

STATE REGULATION

     The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and assets are subject to review or examination by the Commissioner of Insurance of the State of Iowa or his representatives at all times, and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.

     In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

LEGAL OPINIONS

     Legal matters applicable to the issue and sale of the contracts, including the right of the Company to issue contracts under Iowa Insurance Law, have been passed upon by Gregg Narber, Vice President and General Counsel of the Company.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which Separate Account B is a party or which would materially affect Separate Account B.

REGISTRATION STATEMENT

     This Prospectus omits some information contained in the Statement of Additional Information (or Part B of the Registration Statement) and Part C of the Registration Statement which the Company has filed with the Securities and Exchange Commission. The Statement of Additional Information is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained upon request, free of charge, by writing or telephoning Princor Financial Services Corporation. You may obtain a copy of Part C of the Registration Statement filed with the Securities and Exchange Commission, Washington, D.C. from the Commission upon payment of the prescribed fees.

INDEPENDENT AUDITORS

     The financial statements of Principal Mutual Life Insurance Company Separate Account B and the consolidated financial statements of The Principal Financial Group(R) (comprised of Principal Mutual Life Insurance Company and its subsidiaries) which are included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear in the Statement of Additional Information.

CONTRACTHOLDERS' INQUIRIES

     Contractholders' inquiries should be directed to Princor Financial Services Corporation, A Member of The Principal Financial Group, Des Moines, Iowa 50392-0200, (515) 247-5711.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

     The table of contents for the Statement of Additional Information is provided below.

                                TABLE OF CONTENTS
                                                                           Page

     Independent Auditors.................................................    3

     Underwriting Commissions.............................................    3

     Calculation of Yield and Total Return................................    3

     Principal Mutual Life Insurance Company Separate Account B

              Report of Independent Auditors..............................    5

              Financial Statements........................................    6

     The Principal Financial Group(R)

              Report of Independent Auditors..............................   23

              Financial Statements........................................   24

     To obtain a copy of the Statement of Additional Information, free of charge, write or telephone:


                     Princor Financial Services Corporation
                                   a Member of
                          The Principal Financial Group
                            Des Moines, IA 50392-0200
                            Telephone: 1-800-633-1373

                                     PART B

           PRINCIPAL MUTUAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

            PREMIER VARIABLE - A GROUP VARIABLE ANNUITY CONTRACT FOR

         EMPLOYER SPONSORED QUALIFIED AND NON-QUALIFIED RETIREMENT PLANS

                ISSUED BY PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                       Statement of Additional Information

                                dated May 1, 1997


         This Statement of Additional Information provides information about Principal Mutual Life Insurance Company Separate Account B Premier Variable - Group Variable Annuity Contracts (the "Contract" or the "Contracts") in addition to the information that is contained in the Contract's Prospectus, dated May 1, 1997.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:




                     Princor Financial Services Corporation
                                   a Member of
                          The Principal Financial Group
                           Des Moines, Iowa 50392-0200
                            Telephone: 1-800-633-1373


                                TABLE OF CONTENTS

                                                                       Page

Independent Auditors .................................................   3

Underwriting Commissions..............................................   3

Calculation of Yield and Total Return.................................   3

Principal Mutual Life Insurance Company Separate Account B

         Report of Independent Auditors...............................   5

         Financial Statements.........................................   6

The Principal Financial Group(R)

         Report of Independent Auditors...............................  23

         Financial Statements.........................................  24

INDEPENDENT AUDITORS

Ernst & Young LLP, Des Moines, Iowa, serve as independent auditors for Principal Mutual Life Insurance Company Separate Account B and Principal Mutual Life Insurance Company and perform audit and accounting services for Separate Account B and The Company.

UNDERWRITING COMMISSIONS

Aggregate dollar amount of underwriting commissions paid to and retained by Princor Financial Services Corporation for all Separate Account B contracts:

  Year                       Paid To                 Retained by
  1996                  $11,090,837.12                $14,528.47
  1995                   $5,326,848.77                $26,014.78
  1994                   $2,347,858.73                $60,600.11

CALCULATION OF YIELD AND TOTAL RETURN

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Divisions. The contract was not offered prior to July 15, 1992. However, shares of some of the mutual funds in which Divisions of the Separate Account invest were offered prior to that date. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its Divisions for this contract had the contract been issued on or after the date the mutual fund in which such Division invests was first offered. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying mutual funds' portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance.

From time to time the Account advertises its Money Market Division's "yield" and "effective yield" for these contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Division refers to the income generated by an investment under the contract in the Division over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects sales load deducted from purchase payments which, if included, would reduce the "yield" and "effective yield." For the period ending December 31, 1996, the 7-day annualized and effective yields were 4.64% and 4.74%, respectively.

From time to time, the Separate Account will advertise the average annual total return of its various divisions for these contracts. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value.

Assuming the contract had been offered as of the dates indicated in the table below, the hypothetical average annual total returns for the periods ending December 31, 1996 are:

                                    One Year       Five Year       Ten Year
  Balanced Division                  12.71%         11.19%         11.79%(1)
  Bond Division                       1.98%          7.84%          9.18%(1)
  Captial Accumulation Division      23.04%         13.70%         12.71%
  Emerging Growth Division           20.66%         16.25%         17.34%(1)
  Government Securities Division      2.96%          6.32%          8.28%(2)
  Growth Division                    12.09%         15.73%(3)         --
  Money Market Division               4.68%          3.79%          5.37%
  World Division                     24.63%         12.45%(3)         --

(1) Period from  December  18, 1987 - December 31, 1996
(2) Period from April 9, 1987 - December 31, 1996
(3) Period from May 2, 1994 - December 31, 1996

                         Report of Independent Auditors


Board of Directors and Participants
Principal Mutual Life Insurance Company


We have audited the accompanying statement of net assets of Principal Mutual Life Insurance Company Separate Account B (comprising, respectively, the Aggressive Growth, Asset Allocation, Balanced, Bond, Capital Accumulation, Emerging Growth, Government Securities, Growth, Money Market and World Divisions) as of December 31, 1996, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Principal Mutual Life Insurance Company Separate Account B at December 31, 1996, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young

Des Moines, Iowa
February 7, 1997

                         Principal Mutual Life Insurance
                           Company Separate Account B

                             Statement of Net Assets

                                December 31, 1996




Assets
Investments:
   Aggressive Growth Division:
      Principal Aggressive Growth Fund, Inc. - 5,015,647 shares at net asset
        value of $14.52 per share (cost - $68,556,580)                                    $  72,827,189
   Asset Allocation Division:
      Principal Asset Allocation Fund, Inc. - 2,615,216 shares at net asset
        value of $11.48 per share(cost - $29,412,890)                                        30,022,679
   Balanced Division:
      Principal Balanced Fund, Inc. - 5,227,046 shares at net asset value
        of $14.44 per share (cost - $72,961,005)                                             75,478,532
   Bond Division:
      Principal Bond Fund, Inc. - 4,515,157 shares at net asset value
        of $11.33 per share (cost - $51,557,619)                                             51,156,727
   Capital Accumulation Division:
      Principal Capital Accumulation Fund, Inc. - 5,502,884 shares at net
        asset value of $29.84 per share (cost - $152,349,374)                               164,206,061
   Emerging Growth Division:
      Principal Emerging Growth Fund, Inc. - 4,111,887 shares at net
        asset value of $29.74 per share (cost - $104,926,679)                               122,287,543
   Government Securities Division:
      Principal Government Securities Fund, Inc. - 7,800,306 shares at
        net asset value of $10.31 per share (cost - $80,859,708)                             80,421,152
   Growth Division:
      Principal Growth Fund, Inc. - 7,137,809 shares at net asset
        value of $13.79 per share (cost - $87,379,604)                                       98,430,386
   Money Market Division:
      Principal Money Market Fund, Inc. - 40,738,362 shares at net
        asset value (cost) of $1.00 per share                                                40,738,362
   World Division:
      Principal World Fund, Inc. - 5,416,972 shares at net asset value
        of $13.02 per share (cost - $60,038,392)                                             70,528,972
                                                                                      =====================
Net assets                                                                                 $806,097,603
                                                                                      =====================

                         Principal Mutual Life Insurance
                           Company Separate Account B

                       Statement of Net Assets (continued)




                                                                        Unit
                                                       Units            Value
                                                 ------------------- ------------
                                                 ------------------- ------------
Net assets are represented by:
   Aggressive Growth Division:
      Contracts in accumulation period:
        The Principal Variable Annuity                  3,970,831       $18.34           $  72,827,189

   Asset Allocation Division:
      Contracts in accumulation period:
        The Principal Variable Annuity                  2,263,999        13.26              30,022,679

   Balanced Division:
      Contracts in accumulation period:
        Personal Variable                               1,015,409         1.36               1,379,720
        Premier Variable                                7,466,712         1.37              10,195,711
        The Principal Variable Annuity                  4,661,481        13.71              63,903,101
                                                                                  ---------------------
                                                                                  ---------------------
                                                                                            75,478,532
   Bond Division:
      Contracts in accumulation period:
        Personal Variable                                 274,142         1.25                 342,860
        Premier Variable                                2,612,249         1.26               3,283,167
        The Principal Variable Annuity                  3,872,056        12.28              47,530,700
                                                                                  ---------------------
                                                                                  ---------------------
                                                                                            51,156,727
   Capital Accumulation Division:
      Currently payable annuity contracts:
        Bankers Flexible Annuity                            8,376        21.75                 182,179
        Pension Builder Plus - Rollover IRA                62,760         4.54                 285,099
      Contracts in accumulation period:
        Bankers Flexible Annuity                          279,871        21.75               6,087,431
        Pension Builder Plus                            3,538,347         4.15              14,676,410
        Pension Builder Plus - Rollover IRA               513,388         4.54               2,332,142
        Personal Variable                               2,914,582         1.84               5,361,512
        Premier Variable                               17,961,848         1.86              33,366,293
        The Principal Variable Annuity                  6,267,307        16.26             101,914,995
                                                                                  ---------------------
                                                                                  ---------------------
                                                                                           164,206,061
   Emerging Growth Division:
      Contracts in accumulation period:
        Personal Variable                                 829,824         1.53               1,269,228
        Premier Variable                                5,722,211         1.54               8,795,394
        The Principal Variable Annuity                  7,284,770        15.41             112,222,921
                                                                                  ---------------------
                                                                                  ---------------------
                                                                                           122,287,543

                         Principal Mutual Life Insurance
                           Company Separate Account B

                       Statement of Net Assets (continued)




                                                                                              Unit
                                                                             Units            Value
                                                                       ------------------- ------------
Net assets are represented by (continued):
   Government Securities Division:
      Contracts in accumulation period:
        Pension Builder Plus                                                  1,177,927      $  1.87          $    2,208,125
        Pension Builder Plus - Rollover IRA                                     399,361         1.97                 785,763
        Personal Variable                                                     1,936,349         1.29               2,496,826
        Premier Variable                                                      7,513,193         1.30               9,783,076
        The Principal Variable Annuity                                        5,442,706        11.97              65,147,362
                                                                                                        ---------------------
                                                                                                        ---------------------
                                                                                                                  80,421,152
   Growth Division:
      Contracts in accumulation period:
        Personal Variable                                                       813,860         1.40               1,137,156
        Premier Variable                                                      6,802,207         1.40               9,551,201
        The Principal Variable Annuity                                        6,088,570        14.41              87,742,029
                                                                                                        ---------------------
                                                                                                        ---------------------
                                                                                                                  98,430,386
   Money Market Division:
      Contracts in accumulation period:
        Pension Builder Plus                                                    590,285         1.83               1,077,889
        Pension Builder Plus - Rollover IRA                                      26,921         1.89                  50,788
        Personal Variable                                                       841,211         1.17                 981,411
        Premier Variable                                                      5,379,334         1.18               6,337,610
        The Principal Variable Annuity                                        2,928,858        11.03              32,290,664
                                                                                                        ---------------------
                                                                                                        ---------------------
                                                                                                                  40,738,362
   World Division:
      Contracts in accumulation period:
        Personal Variable                                                       487,316         1.35                 658,659
        Premier Variable                                                      4,298,126         1.36               5,838,045
        The Principal Variable Annuity                                        4,797,313        13.35              64,032,268
                                                                                                        ---------------------
                                                                                                        ---------------------
                                                                                                                  70,528,972
                                                                                                        =====================
Net assets                                                                                                      $806,097,603
                                                                                                        =====================

See accompanying notes.

                         Principal Mutual Life Insurance
                           Company Separate Account B

                             Statement of Operations

                          Year ended December 31, 1996




                                                                             Aggressive     Asset Allocation
                                                                          Growth Division       Division       Balanced Division
                                                            Combined
                                                         ---------------- ----------------- ------------------ ------------------
                                                         ---------------- ----------------- ------------------ ------------------
Investment income
Income:
   Dividends                                                  $18,172,373  $     509,777         $   856,100         $1,925,027
   Capital gains distributions                                 32,450,453      6,549,914           1,528,766          3,811,144
                                                         ---------------- ----------------- ------------------ ------------------
                                                         ---------------- ----------------- ------------------ ------------------
                                                               50,622,826      7,059,691           2,384,866          5,736,171

Expenses:
   Mortality and expense risks                                  6,754,861        566,830             267,227            552,989
   Administration charges                                         522,693         28,925               3,394              9,695
   Contingent sales charges                                       379,429         25,052              18,520             20,237
                                                         ---------------- ----------------- ------------------ ------------------
                                                         ---------------- ----------------- ------------------ ------------------
                                                                7,656,983        620,807             289,141            582,921
                                                         ---------------- ----------------- ------------------ ------------------
                                                         ---------------- ----------------- ------------------ ------------------
Net investment income                                          42,965,843      6,438,884           2,095,725          5,153,250

Realized and unrealized gains (losses) on investments
Net realized gains on investments                              11,061,913      1,143,445             188,720             98,838
Change in net unrealized appreciation/
   depreciation of investments                                 32,048,646      3,397,775             206,378          1,366,906
                                                         ---------------- ----------------- ------------------ ------------------
                                                         ================ ================= ================== ==================
Net increase in net assets resulting from operations
                                                              $86,076,402    $10,980,104          $2,490,823         $6,618,994
                                                         ================ ================= ================== ==================

See accompanying notes.

                       Capital        Emerging Growth      Government                       Money Market
 Bond Division       Accumulation         Division         Securities     Growth Division     Division       World Division
                       Division                             Division
----------------- ------------------- ----------------- ----------------- ---------------- ---------------- -----------------
----------------- ------------------- ----------------- ----------------- ---------------- ---------------- -----------------


   $2,883,564        $  2,824,460       $     889,099       $4,377,421        $1,130,290      $1,648,495       $  1,128,140
            -          17,683,076           1,921,631                -           236,417               -            719,505
----------------- ------------------- ----------------- ----------------- ---------------- ---------------- -----------------
----------------- ------------------- ----------------- ----------------- ---------------- ---------------- -----------------
    2,883,564          20,507,536           2,810,730        4,377,421         1,366,707       1,648,495          1,847,645


      454,051           1,416,717             980,616          758,402           808,416         396,012            553,601
        3,582             318,880              36,468           66,615            17,437          29,567              8,130
       22,229              97,937              41,369           47,306            41,516          39,803             25,460
----------------- ------------------- ----------------- ----------------- ---------------- ---------------- -----------------
----------------- ------------------- ----------------- ----------------- ---------------- ---------------- -----------------
      479,862           1,833,534           1,058,453          872,323           867,369         465,382            587,191
----------------- ------------------- ----------------- ----------------- ---------------- ---------------- -----------------
----------------- ------------------- ----------------- ----------------- ---------------- ---------------- -----------------
    2,403,702          18,674,002           1,752,277        3,505,098           499,338       1,183,113          1,260,454



       84,385           7,614,291           1,000,612          266,471           216,275               -            448,876

     (906,639)          1,107,485          12,364,939       (1,358,430)        7,137,078               -          8,733,154
----------------- ------------------- ----------------- ----------------- ---------------- ---------------- -----------------
----------------- ------------------- ----------------- ----------------- ---------------- ---------------- -----------------

   $1,581,448         $27,395,778         $15,117,828       $2,413,139        $7,852,691      $1,183,113        $10,442,484
================= =================== ================= ================= ================ ================ =================

                         Principal Mutual Life Insurance
                           Company Separate Account B

                       Statements of Changes in Net Assets

                                                                            Aggressive     Asset Allocation
                                                            Combined      Growth Division       Division       Balanced Division
                                                        ---------------- ----------------- ------------------ ------------------

Net assets at January 1, 1995                              $177,884,053      $  3,684,502     $  3,025,421        $  3,819,712

Increase (decrease) in net assets
Operations:
   Net investment income                                     16,691,109         1,912,227          549,562             899,632
   Net realized gains (losses) on investments                 2,865,382           448,426           74,402             103,410
   Change in net unrealized appreciation/ depreciation
      of investments                                         31,314,846           912,921          490,584           1,347,509
                                                        ---------------- ----------------- ------------------ ------------------
                                                        ---------------- ----------------- ------------------ ------------------
Net increase in net assets resulting from operations
                                                             50,871,337         3,273,574        1,114,548           2,350,551
Changes from principal transactions:
   Purchase payments, less sales charges, per payment
      fees and applicable premium taxes                     283,284,033        14,908,019        7,493,760          17,579,517
   Contract terminations                                    (51,871,322)         (147,494)         (76,769)           (243,855)
   Death benefit payments                                      (616,609)         (111,616)         (30,363)            (22,485)
   Flexible withdrawal option payments                         (591,573)          (23,563)         (12,654)            (56,396)
   Transfer payments to other contracts                    (112,300,367)       (2,385,375)        (672,843)         (2,164,022)
   Annuity payments                                             (48,233)                -                -                   -
                                                        ---------------- ----------------- ------------------ ------------------
                                                        ---------------- ----------------- ------------------ ------------------
Increase (decrease) in net assets from principal
   transactions                                             117,855,929        12,239,971        6,701,131          15,092,759
                                                        ---------------- ----------------- ------------------ ------------------
                                                        ---------------- ----------------- ------------------ ------------------
Total increase                                              168,727,266        15,513,545        7,815,679          17,443,310
                                                        ---------------- ----------------- ------------------ ------------------
                                                        ================ ================= ================== ==================
Net assets at December 31, 1995                            $346,611,319       $19,198,047      $10,841,100         $21,263,022
                                                        ================ ================= ================== ==================

See accompanying notes.

                         Capital           Emerging         Government                       Money Market
  Bond Division       Accumulation      Growth Division     Securities     Growth Division     Division      World Division
                        Division                             Division
------------------ -------------------- ---------------- ----------------- ---------------- ---------------- ----------------

    $  3,056,349        $  89,730,411        $  9,965,696      $30,273,698      $  8,101,324      $17,109,486  $  9,117,454



         806,529            8,803,011             354,473        2,021,914           479,398          656,604         207,759
          50,961            1,908,275             241,047         (303,527)          254,149                -          88,239

         679,932           12,768,964           5,294,039        3,801,338         3,955,502                -       2,064,057
------------------ --------------------- ---------------- ----------------- ---------------- ---------------- ------------------
------------------ --------------------- ---------------- ----------------- ---------------- ---------------- ------------------

       1,537,422           23,480,250           5,889,559        5,519,725         4,689,049          656,604       2,360,055


      15,702,412           37,285,598          28,874,128       24,062,104        29,628,926       92,190,303      15,559,266
        (274,508)         (34,074,636)           (420,250)      (9,547,633)         (428,438)      (6,320,639)       (337,100)
         (44,089)             (80,185)            (14,885)        (129,425)          (44,665)         (97,824)        (41,072)
         (73,005)             (87,530)            (52,968)         (96,784)          (50,522)         (85,680)        (52,471)
      (1,275,948)         (12,547,912)         (2,056,332)      (4,638,749)       (3,992,441)     (81,142,762)     (1,423,983)
               -              (48,233)                  -                -                 -                -               -
------------------ --------------------- ---------------- ----------------- ---------------- ---------------- ------------------
------------------ --------------------- ---------------- ----------------- ---------------- ---------------- ------------------

      14,034,862           (9,552,898)         26,329,693        9,649,513        25,112,860        4,543,398      13,704,640
------------------ --------------------- ---------------- ----------------- ---------------- ---------------- ------------------
------------------ --------------------- ---------------- ----------------- ---------------- ---------------- ------------------
      15,572,284           13,927,352          32,219,252       15,169,238        29,801,909        5,200,002      16,064,695
------------------ --------------------- ---------------- ----------------- ---------------- ---------------- ------------------
================== ===================== ================ ================= ================ ================ ==================
     $18,628,633         $103,657,763         $42,184,948      $45,442,936       $37,903,233      $22,309,488     $25,182,149
================== ===================== ================ ================= ================ ================ ==================

                         Principal Mutual Life Insurance
                           Company Separate Account B

                 Statements of Changes in Net Assets (continued)

                                                                                 Aggressive     Asset Allocation
                                                               Combined        Growth Division       Division      Balanced Division
                                                           ------------------ ----------------- ------------------ -----------------

Net assets at January 1, 1996                                   $346,611,319       $19,198,047      $10,841,100         $21,263,022

Increase (decrease) in net assets
Operations:
   Net investment income                                          42,965,843         6,438,884        2,095,725           5,153,250
   Net realized gains on investments                              11,061,913         1,143,445          188,720              98,838
   Change in net unrealized appreciation/ depreciation
      of investments                                              32,048,646         3,397,775          206,378           1,366,906
                                                           ------------------ ----------------- ------------------ -----------------
                                                           ------------------ ----------------- ------------------ -----------------
Net increase in net assets resulting from operations
                                                                  86,076,402        10,980,104        2,490,823           6,618,994
Changes from principal transactions:
   Purchase payments, less sales charges, per payment
      fees and applicable premium taxes                          694,702,137        55,392,385       19,059,581          52,586,838
   Contract terminations                                         (66,787,528)       (1,366,444)      (1,010,182)         (1,643,846)
   Death benefit payments                                           (668,045)           (2,653)               -            (126,235)
   Flexible withdrawal option payments                            (3,510,262)         (159,580)        (189,515)           (377,428)
   Transfer payments to other contracts                         (250,275,882)      (11,214,670)      (1,169,128)         (2,842,813)
   Annuity payments                                                  (50,538)                -                -                   -
                                                           ------------------ ----------------- ------------------ -----------------
                                                           ------------------ ----------------- ------------------ -----------------
Increase in net assets from principal transactions
                                                                 373,409,882        42,649,038       16,690,756          47,596,516
                                                           ------------------ ----------------- ------------------ -----------------
                                                           ------------------ ----------------- ------------------ -----------------
Total increase                                                   459,486,284        53,629,142       19,181,579          54,215,510
                                                           ------------------ ----------------- ------------------ -----------------
                                                           ================== ================= ================== =================
Net assets at December 31, 1996                                 $806,097,603       $72,827,189      $30,022,679         $75,478,532
                                                           ================== ================= ================== =================

See accompanying notes.

                        Capital        Emerging Growth       Government                         Money Market
  Bond Division      Accumulation          Division          Securities     Growth Division       Division        World Division
                       Division                               Division
------------------ ------------------ ------------------- ----------------- ----------------- ------------------ ------------------

     $18,628,633         $103,657,763     $  42,184,948        $45,442,936       $37,903,233      $  22,309,488      $25,182,149



       2,403,702           18,674,002         1,752,277          3,505,098           499,338          1,183,113        1,260,454
          84,385            7,614,291         1,000,612            266,471           216,275                  -          448,876

        (906,639)           1,107,485        12,364,939         (1,358,430)        7,137,078                  -        8,733,154
------------------ ------------------ ------------------- ----------------- ----------------- ------------------ ------------------
------------------ ------------------ ------------------- ----------------- ----------------- ------------------ ------------------

       1,581,448           27,395,778        15,117,828          2,413,139         7,852,691          1,183,113       10,442,484


      38,496,000           82,813,992        73,546,898         53,225,139        59,193,247        219,306,074       41,081,983
      (1,339,557)         (38,943,389)       (2,654,193)       (10,402,344)       (3,020,145)        (4,638,362)      (1,769,066)
        (137,325)             (44,752)          (23,654)           (97,177)          (49,795)          (155,982)         (30,472)
        (515,754)            (358,969)         (309,539)          (698,302)         (305,373)          (433,930)        (161,872)
      (5,556,718)         (10,263,824)       (5,574,745)        (9,462,239)       (3,143,472)      (196,832,039)      (4,216,234)
               -              (50,538)                -                  -                 -                  -                -
------------------ ------------------ ------------------- ----------------- ----------------- ------------------ ------------------
------------------ ------------------ ------------------- ----------------- ----------------- ------------------ ------------------

      30,946,646           33,152,520        64,984,767         32,565,077        52,674,462         17,245,761       34,904,339
------------------ ------------------ ------------------- ----------------- ----------------- ------------------ ------------------
------------------ ------------------ ------------------- ----------------- ----------------- ------------------ ------------------
      32,528,094           60,548,298        80,102,595         34,978,216        60,527,153         18,428,874       45,346,823
------------------ ------------------ ------------------- ----------------- ----------------- ------------------ ------------------
================== ================== =================== ================= ================= ================== ==================
     $51,156,727         $164,206,061      $122,287,543        $80,421,152       $98,430,386      $  40,738,362      $70,528,972
================== ================== =================== ================= ================= ================== ==================

                         Principal Mutual Life Insurance
                           Company Separate Account B

                          Notes to Financial Statements

                                December 31, 1996


1.  Investment and Accounting Policies

Principal Mutual Life Insurance Company Separate Account B is a segregated investment account of Principal Mutual Life Insurance Company (Principal Mutual) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, Separate Account B invests solely in shares of Principal Aggressive Growth Fund, Inc., Principal Asset Allocation Fund, Inc., Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal Government Securities Fund, Inc., Principal Growth Fund, Inc., Principal Money Market Fund, Inc., and Principal World Fund, Inc., diversified open-end management investment companies organized by Principal Mutual. Investments are stated at the closing net asset values per share on December 31, 1996.

The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.

After December 31, 1996, Principal Mutual no longer accepted contributions for Pension Builder Plus contracts. Contractholders are being given the option of withdrawing their funds or transferring to another contract. In addition, Principal Mutual no longer accepts contributions for Bankers Flexible Annuity contracts.

2.  Expenses

Principal Mutual is compensated for the following expenses:

Bankers Flexible Annuity Contracts - Mortality and expense risks assumed by Principal Mutual are compensated for by a charge equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge of $7 for each participant's account is deducted as compensation for administrative expenses. The mortality and expense risk and annual administration charges amounted to $29,412 and $1,281, respectively, during the year ended December 31, 1996. A sales charge of up to 7% was deducted from each contribution made on behalf of each participant. The sales charge was deducted from the contributions by Principal Mutual prior to their transfer to Separate Account B.

Pension Builder Plus Contracts - Mortality and expense risks assumed by Principal Mutual are compensated for by a charge equivalent to an annual rate of 1.4965% (1.0001% for a Rollover Individual Retirement Annuity) of the asset value of each contract. A contingent sales charge of up to 7% may be deducted from withdrawals made during the first 10 years of a contract, except for death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of $275 depending upon a

                         Principal Mutual Life Insurance
                           Company Separate Account B

                    Notes to Financial Statements (continued)

2.  Expenses (continued)

participant's investment account values and the number of participants under the retirement plan and their participant investment account value. The charges for mortality and expense risks, contingent sales, and annual administration amounted to $553,979, $70,529, and $345,900, respectively, during the year ended December 31, 1996.

Personal Variable Contracts - Mortality and expense risks assumed by Principal Mutual are compensated for by a charge equivalent to an annual rate of 0.64% (0.55% through June 30, 1996) of the asset value of each contract. A contingent sales charge of up to 5% may be deducted from withdrawals from an investment account which correlates to a plan participant made during the first seven years from the date the first contribution which relates to such participant is accepted by Principal Mutual. This charge does not apply to withdrawals made from investment accounts which correlate to a plan participant as a result of the plan participant's death or permanent disability. An annual administration charge of $31 (1995 - $31) for each participant's account plus 0.35% of the annual average balance of investment account values which correlate to a plan participant will be deducted on a quarterly basis. The charges for mortality and expense risks, contingent sales and annual administration amounted to $68,986, $42,892, and $27,281, respectively, during the year ended December 31, 1996.

Premier Variable Contracts - Mortality and expense risks assumed by Principal Mutual are compensated for by a charge equivalent to an annual rate of 0.42% (0.33% through June 30, 1996) of the asset value of each contract. An annual administration charge of $300 for each contract account plus .35% of the annual average balance of investment account values under the contract will be billed or deducted on a quarterly basis. The charges for mortality expense risks and annual administration amounted to $261,025 and $9,158, respectively, during the year ended December 31, 1996. There were no contingent sales charges provided for in these contracts.

The Principal Variable Annuity - Mortality and expense risks assumed by Principal Mutual are compensated for by a charge equivalent to an annual rate of 1.25% of the asset value of each contract. A contingent sales charge of up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lessor of two percent of the accumulated value or $30 is deducted at the end of the contract year. Principal Mutual reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. The mortality expense risks, contingent sales, and annual administration amounted to $5,841,459, $266,007, and $139,074, respectively, during the year ended December 31, 1996.

                         Principal Mutual Life Insurance
                           Company Separate Account B

                    Notes to Financial Statements (continued)

3.  Federal Income Taxes

Operations  of  Separate  Account B are a part of the  operations  of  Principal
Mutual. Under current practice, no federal income taxes are allocated by Principal Mutual to the operations of Principal Mutual Life Insurance Company Separate Account B.

4.  Purchases and Sales of Investment Securities

The aggregate units and cost of purchases and proceeds from sales of investments were as follows:

                                                               Year ended December 31, 1996
                                          ----------------------------------------------------------------------------
                                            Units           Amount               Units           Amount
                                          Purchased        Purchased           Redeemed         Redeemed
                                          -------------- ----------------- ------------------ -----------------
                                          -------------- ----------------- ------------------ -----------------
   Aggressive Growth Division:
      The Principal Variable Annuity         3,416,591       $  62,452,075          769,423      $  13,364,153

   Asset Allocation Division:
      The Principal Variable Annuity         1,544,152          21,444,448          191,810          2,657,967

   Balanced Division:
      Personal Variable                        900,014           1,242,103          211,977            272,089
      Premier Variable                       5,270,554           7,416,331        1,120,817          1,444,677
      The Principal Variable Annuity         3,548,083          49,664,576          259,759          3,856,478
                                          -------------- ----------------- ------------------ -----------------
                                          -------------- ----------------- ------------------ -----------------
                                             9,718,651          58,323,010        1,592,553          5,573,244
   Bond Division:
      Personal Variable                        285,136             369,062          112,030            138,062
      Premier Variable                       1,952,308           2,549,386          547,808            675,630
      The Principal Variable Annuity         3,045,208          38,461,117          574,453          7,215,525
                                          -------------- ----------------- ------------------ -----------------
                                          -------------- ----------------- ------------------ -----------------
                                             5,282,652          41,379,565        1,234,291          8,029,217
   Capital Accumulation Division:
      Bankers Flexible Annuity                  11,898             852,606           58,526            965,050
      Pension Builder Plus                     613,448           4,544,826        7,042,406         27,014,157
      Pension Builder Plus - Rollover IRA
                                                34,576             622,428        1,641,455          6,423,138
      Personal Variable                      1,293,441           2,795,547          715,206          1,184,726
      Premier Variable                       6,804,423          15,405,949        3,666,783          6,140,022
      The Principal Variable Annuity         4,618,190          79,100,172          582,660          9,767,913
                                          -------------- ----------------- ------------------ -----------------
                                          -------------- ----------------- ------------------ -----------------
                                            13,375,976         103,321,528       13,707,036         51,495,006
   Emerging Growth Division:
      Personal Variable                        716,271           1,017,826          174,386            241,556
      Premier Variable                       4,583,657           6,499,991          757,309          1,081,357
      The Principal Variable Annuity         4,746,934          68,839,812          521,488          8,297,672
                                          -------------- ----------------- ------------------ -----------------
                                          -------------- ----------------- ------------------ -----------------
                                            10,046,862          76,357,629        1,453,183          9,620,585

                         Principal Mutual Life Insurance
                           Company Separate Account B

                    Notes to Financial Statements (continued)




4.  Purchases and Sales of Investment Securities (continued)

                                                                     Year ended December 31, 1996
                                            --------------------------------------------------------------------------------
                                                 Units                Amount               Units              Amount
                                               Purchased            Purchased            Redeemed            Redeemed
                                            ------------------ --------------------- ------------------ --------------------
   Government Securities Division:
      Pension Builder Plus                           224,490        $       525,632         2,784,796         $    5,186,539
      Pension Builder Plus - Rollover IRA
                                                       1,918                 49,120         1,374,538              2,618,548
      Personal Variable                              723,523              1,041,512           676,962                867,506
      Premier Variable                             3,069,889              4,387,401         2,715,719              3,448,465
      The Principal Variable Annuity               4,181,060             51,598,893           761,477              9,411,325
                                            ------------------ --------------------- ------------------ --------------------
                                            ------------------ --------------------- ------------------ --------------------
                                                   8,200,880             57,602,558         8,313,492             21,532,383
   Growth Division:
      Personal Variable                              713,466                950,832           177,314                234,080
      Premier Variable                             5,218,991              6,959,663         1,276,677              1,711,826
      The Principal Variable Annuity               3,810,008             52,649,457           340,777              5,440,246
                                            ------------------ --------------------- ------------------ --------------------
                                            ------------------ --------------------- ------------------ --------------------
                                                   9,742,465             60,559,952         1,794,768              7,386,152
   Money Market Division:
      Pension Builder Plus                           172,768                392,894           909,680              1,654,451
      Pension Builder Plus - Rollover IRA                 35                 13,779           412,615                760,905
      Personal Variable                            3,693,865              4,468,236         3,995,717              4,765,060
      Premier Variable                            31,816,273             36,988,147        29,395,716             33,985,887
      The Principal Variable Annuity              16,446,056            179,091,511        14,887,402            161,359,390
                                            ------------------ --------------------- ------------------ --------------------
                                            ------------------ --------------------- ------------------ --------------------
                                                  52,128,997            220,954,567        49,601,130            202,525,693
   World Division:
      Personal Variable                              423,219                522,642            95,601                114,884
      Premier Variable                             3,372,385              4,182,033           746,605                929,782
      The Principal Variable Annuity               3,081,130             38,224,953           429,786              5,720,169
                                            ------------------ --------------------- ------------------ --------------------
                                            ------------------ --------------------- ------------------ --------------------
                                                   6,876,734             42,929,628         1,271,992              6,764,835
                                            ------------------ --------------------- ------------------ --------------------
                                            ================== ===================== ================== ====================
                                                 120,333,960           $745,324,960        79,929,678           $328,949,235
                                            ================== ===================== ================== ====================

                         Principal Mutual Life Insurance
                           Company Separate Account B

                    Notes to Financial Statements (continued)

4.  Purchases and Sales of Investment Securities (continued)

                                                                              Year ended December 31, 1995
                                                     -------------------------------------------------------------------------------
                                                           Units              Amount               Units               Amount
                                                         Purchased           Purchased           Redeemed             Redeemed
                                                     ------------------ -------------------- ------------------ --------------------
                                                     ------------------ -------------------- ------------------ --------------------
   Aggressive Growth Division:
      The Principal Variable Annuity                        1,162,971            $16,957,154          201,095           $  2,804,956

   Asset Allocation Division:
      The Principal Variable Annuity                          678,626              8,127,343           70,172                876,650

   Balanced Division:
      Personal Variable                                       334,553                385,447           11,639                 14,109
      Premier Variable                                      4,677,390              5,246,438        1,485,326              1,592,984
      The Principal Variable Annuity                        1,080,849             12,976,336           78,060              1,008,737
                                                     ------------------ -------------------- ------------------ --------------------
                                                     ------------------ -------------------- ------------------ --------------------
                                                            6,092,792             18,608,221        1,575,025              2,615,830
   Bond Division:
      Personal Variable                                       123,065                148,020           22,243                 25,730
      Premier Variable                                      1,840,967              2,123,674          663,884                722,145
      The Principal Variable Annuity                        1,184,200             14,349,589           83,479              1,032,017
                                                     ------------------ -------------------- ------------------ --------------------
                                                     ------------------ -------------------- ------------------ --------------------
                                                            3,148,232             16,621,283          769,606              1,779,892
   Capital Accumulation Division:
      Bankers Flexible Annuity                                 (2,074)               586,673           26,790                484,160
      Pension Builder Plus                                  1,177,659              6,843,608        7,859,266             22,762,416
      Pension Builder Plus - Rollover IRA                   1,886,220              1,378,668        5,357,391             11,244,730
      Personal Variable                                     1,106,595              1,748,682          408,298                529,070
      Premier Variable                                      9,404,706             13,956,170        8,547,118             10,455,522
      The Principal Variable Annuity                        1,739,038             22,863,899          206,288              2,651,689
                                                     ------------------ -------------------- ------------------ --------------------
                                                     ------------------ -------------------- ------------------ --------------------
                                                           15,312,144             47,377,700       22,405,151             48,127,587
   Emerging Growth Division:
      Personal Variable                                       292,833                348,128           18,735                 22,981
      Premier Variable                                      2,320,114              2,651,113          543,652                613,426
      The Principal Variable Annuity                        2,252,301             26,559,212          165,780              2,237,880
                                                     ------------------ -------------------- ------------------ --------------------
                                                     ------------------ -------------------- ------------------ --------------------
                                                            4,865,248             29,558,453          728,167              2,874,287

                         Principal Mutual Life Insurance
                           Company Separate Account B

                    Notes to Financial Statements (continued)




4.  Purchases and Sales of Investment Securities (continued)

                                                                              Year ended December 31, 1995
                                                     -------------------------------------------------------------------------------
                                                           Units              Amount               Units               Amount
                                                         Purchased           Purchased           Redeemed             Redeemed
                                                     ------------------ -------------------- ------------------ --------------------
   Government Securities Division:
      Pension Builder Plus                                    586,364         $    1,344,275        2,795,319         $    4,747,357
      Pension Builder Plus - Rollover IRA                     117,394                407,431        2,462,194              4,357,297
      Personal Variable                                       724,111                966,857          408,940                483,072
      Premier Variable                                      4,015,136              5,118,317        3,286,750              3,736,310
      The Principal Variable Annuity                        1,576,129             18,708,169          125,206              1,549,586
                                                     ------------------ -------------------- ------------------ --------------------
                                                     ------------------ -------------------- ------------------ --------------------
                                                            7,019,134             26,545,049        9,078,409             14,873,622
   Growth Division:
      Personal Variable                                       288,529                338,347           15,831                 18,761
      Premier Variable                                      3,384,751              3,805,395          634,749                707,988
      The Principal Variable Annuity                        2,193,600             26,238,189          338,161              4,062,924
                                                     ------------------ -------------------- ------------------ --------------------
                                                     ------------------ -------------------- ------------------ --------------------
                                                            5,866,880             30,381,931          988,741              4,789,673
   Money Market Division:
      Pension Builder Plus                                    259,307                585,027          928,805              1,623,965
      Pension Builder Plus - Rollover IRA                      73,307                206,073        1,861,305              3,275,611
      Personal Variable                                     4,808,023              5,271,738        4,407,096              4,786,833
      Premier Variable                                     19,308,743             21,221,953       18,140,572             19,805,796
      The Principal Variable Annuity                        6,262,716             65,784,577        5,594,373             58,377,161
                                                     ------------------ -------------------- ------------------ --------------------
                                                     ------------------ -------------------- ------------------ --------------------
                                                           30,712,096             93,069,368       30,932,151             87,869,366
   World Division:
      Personal Variable                                       147,751                154,436            9,257                 10,003
      Premier Variable                                      2,079,728              2,137,579          544,500                566,419
      The Principal Variable Annuity                        1,337,260             13,699,818          126,959              1,503,012
                                                     ------------------ -------------------- ------------------ --------------------
                                                     ------------------ -------------------- ------------------ --------------------
                                                            3,564,739             15,991,833          680,716              2,079,434
                                                     ------------------ -------------------- ------------------ --------------------
                                                     ================== ==================== ================== ====================
                                                           78,422,862           $303,238,335       67,429,233           $168,691,297
                                                     ================== ==================== ================== ====================

Purchases include reinvested dividends and capital gains.

Money Market purchases include transactions where investment allocations are not known at the time of the deposit. Redemptions reflect subsequent allocations to directed investment divisions.

                         Principal Mutual Life Insurance
                           Company Separate Account B

                    Notes to Financial Statements (continued)



5.  Net Assets

Net assets at December 31, 1996 consisted of the following:

                                                                                                               Net Unrealized
                                                                                                                Appreciation
                                                                                          Accumulated Net      (Depreciation)
                                                       Combined       Unit Transactions  Investment Income     of Investments
                                                   ------------------ ------------------ ------------------- --------------------
   Aggressive Growth Division:
      The Principal Variable Annuity                   $  72,827,189      $  61,520,104      $  7,036,476        $  4,270,609

   Asset Accumulation Division:
      The Principal Variable Annuity                      30,022,679         26,903,818         2,509,072             609,789

   Balanced Division:
      Personal Variable                                    1,379,720          1,256,243             98,597             24,880
      Premier Variable                                    10,195,711          9,039,835            790,665            365,211
      The Principal Variable Annuity                      63,903,101         56,916,021          4,859,644          2,127,436
                                                   ------------------ ------------------ ------------------- --------------------
                                                   ------------------ ------------------ ------------------- --------------------
                                                          75,478,532         67,212,099          5,748,906          2,517,527
   Bond Division:
      Personal Variable                                      342,860            337,692             16,621            (11,453)
      Premier Variable                                     3,283,167          3,137,358            188,841            (43,032)
      The Principal Variable Annuity                      47,530,700         45,146,759          2,730,348           (346,407)
                                                   ------------------ ------------------ ------------------- --------------------
                                                   ------------------ ------------------ ------------------- --------------------
                                                          51,156,727         48,621,809          2,935,810           (400,892)
   Capital Accumulation Division:
      Bankers Flexible Annuity                             6,269,610          1,223,652          3,467,049          1,578,909
      Pension Builder Plus                                14,676,410          9,061,050          3,383,150          2,232,210
      Pension Builder Plus - Rollover IRA                  2,617,241          1,601,037            608,334            407,870
      Personal Variable                                    5,361,512          4,111,369            797,887            452,256
      Premier Variable                                    33,366,293         24,904,371          5,188,107          3,273,815
      The Principal Variable Annuity                     101,914,995         85,550,057         12,453,311          3,911,627
                                                   ------------------ ------------------ ------------------- --------------------
                                                   ------------------ ------------------ ------------------- --------------------
                                                         164,206,061        126,451,536         25,897,838         11,856,687
   Emerging Growth Division:
      Personal Variable                                    1,269,228          1,106,793             19,852            142,583
      Premier Variable                                     8,795,394          7,458,640            186,583          1,150,171
      The Principal Variable Annuity                     112,222,921         94,053,742          2,101,069         16,068,110
                                                   ------------------ ------------------ ------------------- --------------------
                                                   ------------------ ------------------ ------------------- --------------------
                                                         122,287,543        102,619,175          2,307,504         17,360,864
   Government Securities Division:
      Pension Builder Plus                                 2,208,125          1,895,024            305,297              7,804
      Pension Builder Plus - Rollover IRA                    785,763            663,396            128,582             (6,215)
      Personal Variable                                    2,496,826          2,321,860            205,773            (30,807)
      Premier Variable                                     9,783,076          8,955,630            855,616            (28,170)
      The Principal Variable Annuity                      65,147,362         61,690,559          3,837,971           (381,168)
                                                   ------------------ ------------------ ------------------- --------------------
                                                   ------------------ ------------------ ------------------- --------------------
                                                          80,421,152         75,526,469          5,333,239           (438,556)

                         Principal Mutual Life Insurance
                           Company Separate Account B

                    Notes to Financial Statements (continued)




5.  Net Assets (continued)

                                                                                                               Net Unrealized
                                                                                                                Appreciation
                                                                                          Accumulated Net      (Depreciation)
                                                       Combined       Unit Transactions  Investment Income     of Investments
                                                   ------------------ ------------------ ------------------- --------------------
   Growth Division:
      Personal Variable                               $    1,137,156     $    1,039,273     $       10,425     $       87,458
      Premier Variable                                     9,551,201          8,421,782            136,389            993,030
      The Principal Variable Annuity                      87,742,029         76,959,897            811,838          9,970,294
                                                   ------------------ ------------------ ------------------- --------------------
                                                          98,430,386         86,420,952            958,652         11,050,782
   Money Market Division:
      Pension Builder Plus                                 1,077,889            985,117             92,772                  -
      Pension Builder Plus - Rollover IRA                     50,788             46,119              4,669                  -
      Personal Variable                                      981,411            975,322              6,089                  -
      Premier Variable                                     6,337,610          6,303,955             33,655                  -
      The Principal Variable Annuity                      32,290,664         32,119,647            171,017                  -
                                                   ------------------ ------------------ ------------------- --------------------
                                                   ------------------ ------------------ ------------------- --------------------
                                                          40,738,362         40,430,160            308,202                  -
   World Division:
      Personal Variable                                      658,659            565,011             12,253             81,395
      Premier Variable                                     5,838,045          4,891,233            136,780            810,032
      The Principal Variable Annuity                      64,032,268         53,176,031          1,257,084          9,599,153
                                                   ------------------ ------------------ ------------------- --------------------
                                                   ------------------ ------------------ ------------------- --------------------
                                                          70,528,972         58,632,275          1,406,117         10,490,580
                                                   ------------------ ------------------ ------------------- --------------------
                                                   ================== ================== =================== ====================
                                                        $806,097,603       $694,338,397        $54,441,816        $57,317,390
                                                   ================== ================== =================== ====================

                        Report of Independent Auditors

The Board of Directors
Principal Mutual Life Insurance Company

We have audited the accompanying consolidated statements of financial position of The Principal Financial Group (the Company) as of December 31, 1996 and 1995, and the related consolidated statements of operations, equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Principal Financial Group at December 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 1996 the Company adopted certain accounting changes to conform with generally accepted accounting principles for mutual life insurance enterprises, and retroactively restated the 1995 financial statements for the change.

/s/ Ernst & Young

Des Moines, Iowa
February 7, 1997

                          The Principal Financial Group
                      Consolidated Statements of Operations

                                                   Year ended December 31
                                                     1996          1995*
                                                 ----------------------------
                                                 ----------------------------
                                                        (In Millions)
Revenue
Premiums and annuity and other considerations        $5,121        $5,243
Policy and contract charges                             655           580
Net investment income                                 2,780         2,693
Net realized capital gains                              436           122
Commissions and other income                            150           143
                                                 ----------------------------
Total revenue                                         9,142         8,781

Expenses
Benefits, claims and settlement expenses              6,087         6,142
Dividends to policyowners                               299           307
Operating expenses                                    1,926         1,781
                                                 ----------------------------
                                                 ----------------------------
Total expenses                                        8,312         8,230
                                                 ----------------------------

Income before income taxes                              830           551

Income taxes                                            304           207
                                                 ----------------------------
                                                 ============================
Net income                                          $   526       $   344
                                                 ============================

* As restated.  See Note 1.

See accompanying notes.

                          The Principal Financial Group
                  Consolidated Statements of Financial Position

                                                               December 31
                                                            1996         1995*
                                                        ------------------------
                                                        ------------------------
                                                              (In Millions)

Assets
Debt securities, available-for-sale                        $21,974      $21,837
Equity securities, available-for-sale                        1,023        1,446
Mortgage loans                                              12,409       11,380
Real estate                                                  2,474        2,263
Policy loans                                                   736          711
Other investments                                               68           79
Cash and cash equivalents                                      271          295
Accrued investment income                                      464          479
Deferred acquisition costs                                   1,058          938
Property held for Company use                                  222          210
Separate account assets                                     17,218       12,957
Other assets                                                 1,225        1,369
                                                        ------------------------
                                                        ========================
Total assets                                               $59,142      $53,964
                                                        ========================
                                                        ========================

Liabilities
Contractholder funds                                       $23,194      $22,465
Future policy benefits and claims                           10,575       10,058
Other policyowner funds                                        454          476
Policyowner dividends payable                                  447          455
Debt                                                           399          361
Income taxes currently payable                                 283          214
Deferred income taxes                                          623          930
Separate account liabilities                                17,166       12,891
Other liabilities                                            1,347        1,508
                                                        ------------------------
                                                        ------------------------
Total liabilities                                           54,488       49,358

Equity
Surplus                                                      3,803        3,277
Net unrealized gains on available- securities          860        1,336
Foreign currency translation adjustment, net                    (9)          (7)
                                                        ------------------------
                                                        ------------------------
Total equity                                                 4,654        4,606
                                                        ------------------------
                                                        ========================
Total liabilities and equity                               $59,142      $53,964
                                                        ========================

* As restated.  See Note 1.

See accompanying notes.

                          The Principal Financial Group
                        Consolidated Statements of Equity

                                                                Net Unrealized
                                                                   Gains on       Foreign Currency
                                                              Available-for-Sale    Translation
                                                    Surplus       Securities      Adjustment, net   Total Equity
                                                  ---------------------------------------------------------------
                                                                          (In Millions)

   Balances at January 1, 1995*                     $2,933        $     48               $(6)          $2,975

   Net income                                          344               -                 -              344
   Increase in unrealized appreciation on debt
     securities available-for-sale                       -           1,834                 -            1,834
   Increase in unrealized appreciation on equity
     securities available-for-sale                       -             411                 -              411
   Adjustments for assumed changes in
     amortization pattern:
     Deferred acquisition costs                          -            (315)                -             (315)
     Unearned revenue reserves                           -              52                 -               52
   Provision for deferred income taxes                   -            (694)                -             (694)
   Change in foreign currency translation
     adjustment, net                                     -               -                (1)              (1)
                                                  ---------------------------------------------------------------
   Balances at December 31, 1995                     3,277           1,336                (7)           4,606

   Net income                                          526               -                 -              526
   Decrease in unrealized appreciation on debt
     securities available-for-sale                       -            (543)                -             (543)
   Decrease in unrealized appreciation on equity
     securities available-for-sale                       -            (262)                -             (262)
   Adjustments for assumed changes in
     amortization pattern:
     Deferred acquisition costs                          -              83                 -               83
     Unearned revenue reserves                           -             (11)                -              (11)
   Provision for deferred income tax benefit             -             257                 -              257
   Change in foreign currency translation
     adjustment, net                                     -               -                (2)              (2)
                                                  ---------------------------------------------------------------
                                                  ===============================================================
   Balances at December 31, 1996                    $3,803         $   860               $(9)          $4,654
                                                  ===============================================================

* As restated.  See Note 1.

See accompanying notes.

                          The Principal Financial Group
                      Consolidated Statements of Cash Flows


                                                                                 Year ended December 31
                                                                                  1996          1995*
                                                                              -----------------------------
                                                                              -----------------------------
                                                                                     (In Millions)
Operating activities
Net income                                                                           $526          $344
Adjustments to reconcile net income to net cash provided by operating activities:
   Amortization of deferred acquisition costs                                         178           145
   Additions to deferred acquisition costs                                           (215)         (206)
   Accrued investment income                                                           15             6
   Contractholder and policyowner liabilities and dividends                           240           523
   Current and deferred income taxes                                                   20            93
   Net realized capital gains                                                        (436)         (122)
   Depreciation and amortization expense                                              112            97
   Other                                                                             (230)          437
                                                                              -----------------------------
                                                                              -----------------------------
Net adjustments                                                                      (316)          973
                                                                              -----------------------------
Net cash provided by operating activities                                             210         1,317

Investing activities
Available-for-sale securities:
   Purchases                                                                      (11,762)      (13,195)
   Sales                                                                            8,949         9,333
   Maturities                                                                       2,796         2,485
Mortgage loans acquired or originated                                              (2,955)       (2,837)
Mortgage loans sold or repaid                                                       1,619         1,702
Real estate acquired                                                                 (166)         (143)
Real estate sold                                                                      253            38
Net change in policy loans                                                            (25)          (28)
Net change in property held for company use                                           (18)          (44)
Net change in other investments                                                       (74)          (11)
                                                                              -----------------------------
Net cash used in  investment activities                                            (1,383)       (2,700)

Financing activities
Issuance of debt                                                                       43            21
Principal repayments of debt                                                          (29)          (71)
Proceeds of short-term borrowings                                                   1,451           990
Repayment of short-term-borrowings                                                 (1,282)         (990)
Investment contract deposits                                                        7,496         6,756
Investment contract withdrawals                                                    (6,530)       (5,310)
                                                                              -----------------------------
Net cash provided by financing activities                                           1,149         1,396
                                                                              -----------------------------

Net increase (decrease) in cash and cash equivalents                                  (24)           13

Cash and cash equivalents at beginning of year                                        295           282
                                                                              -----------------------------
                                                                              =============================
Cash and cash equivalents at end of year                                        $     271     $     295
                                                                              =============================

* As restated.  See Note 1.

See accompanying notes.

                          The Principal Financial Group
                   Notes to Consolidated Financial Statements

                                December 31, 1996

1.  Nature of Operations and Significant Accounting Policies

Description of Business

The Principal Financial Group (the Company), comprised of Principal Mutual Life Insurance Company (Principal Mutual) and its subsidiaries, is a diversified financial services organization engaged in the marketing and management of life insurance, annuity, health, pension and other financial products and services, primarily in the United States.

Basis of Presentation

The accompanying consolidated financial statements of the Company and its majority-owned subsidiaries have been prepared in conformity with generally accepted accounting principles (GAAP). Less than majority-owned entities in which the Company has at least a 20% interest are reported on the equity basis in the consolidated statements of financial position as other investments. All significant intercompany accounts and transactions have been eliminated.

Total assets of the unconsolidated entities amounted to $1.5 billion at December 31, 1996 and $1.7 billion at December 31, 1995, and total revenues were $349 million in 1996 and $320 million in 1995. During 1996 and 1995, the Company included $(3) million and $(9) million, respectively, in net investment income representing the Company's share of current year net losses of the unconsolidated entities.

Accounting Changes

Prior to 1996, the Company prepared its financial statements in conformity with reporting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa. Such practices were considered GAAP for mutual life insurance companies through 1995. Financial Accounting Standards Board (FASB) Interpretation (FIN) No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, as amended, which is effective for 1996 annual financial statements, no longer permits statutory-basis financial statements to be described as being prepared in conformity with GAAP.

Accordingly, the Company has adopted GAAP, including various accounting pronouncements but primarily Statement of Financial Accounting Standards (SFAS) No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts and Statement of Position (SOP) 95-1, Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises, which address the accounting for long-duration and short-duration insurance and reinsurance contracts, including all participating business.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Pursuant to the requirements of FIN No. 40, SFAS No. 120 and SOP 95-1, the effect of the changes from the statutory basis to GAAP accounting have been applied retroactively and the previously issued 1995 financial statements have been restated for the change. The effect of the changes applicable to years prior to January 1, 1995, has been presented as a restatement of equity as follows (in millions):

   Equity at January 1, 1995, as previously reported             $1,927
   Adjustment for the cumulative effect on prior years of
     retroactively adopting GAAP                                  1,048
                                                             ---------------
                                                             ===============
   Equity at January 1, 1995, as restated                        $2,975
                                                             ===============

The adoption of GAAP had the effect of increasing net income for 1996 and 1995 by approximately $111 million and $81 million, respectively.

Future Application of Accounting Standards

In June 1996, the FASB issued SFAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 125 provides consistent accounting standards for securitizations and other transfers of financial assets, determines when financial assets (liabilities) should be considered sold (settled) and removed from the statement of financial position, and determines when related revenues and expenses should be recognized. SFAS No. 125 is generally effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996.

SFAS No. 125 was subsequently amended in December 1996 by SFAS No. 127, Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125. SFAS No. 127 deferred for one year the effective date for transfers and servicing of repurchase agreements, dollar rolls, securities lending, secured borrowings and collateral and similar transactions. These Statements will be applicable to the Company. Management believes that they will not have a significant impact on the Company's consolidated financial statements.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Company's consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)




1.  Nature of Operations and Significant Accounting Policies (continued)

Significant Risks

The following is a description of the most significant risks facing diversified financial service organizations and how the Company mitigates those risks:

Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and operating throughout the United States and the world, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

Credit risk is the risk that issuers of securities owned by the Company or borrowers on mortgage loans on real estate will default or that other parties that owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining sound credit and collection policies and by providing for any amounts deemed uncollectible.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of the Company's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for policyowners' contract terminations, by offering products that transfer this risk to the purchaser and by attempting to match the maturity schedule of its assets with the expected payout of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Investments in debt and equity securities are classified as available-for-sale and, accordingly, are carried at fair value. (See Note 10 for policies related to the determination of fair value.) The cost of debt securities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of debt and equity securities is adjusted for declines in value that are other than temporary. For the loan-backed and structured securities included in the bond portfolio, the Company recognizes income using a constant effective yield based on currently anticipated prepayments as determined by broker-dealer surveys or internal estimates and the estimated lives of the securities.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Investment real estate is reported at cost less accumulated depreciation. Such real estate is carried net of valuation allowances when indicators of impairment are present and the undiscounted cash flows to be generated by the real estate exceed carrying amounts. Properties acquired through loan foreclosures are recorded at fair market value at the time of foreclosure or receipt of deed in lieu of foreclosure. This becomes the new cost basis of the real estate and is subject to further potential carrying amount reductions as a result of depreciation and quarterly valuation determinations. Changes in the valuation allowance are charged or credited to income. Depreciation expense is computed primarily on the basis of accelerated and straight-line methods over the estimated useful lives of the assets. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell.

Commercial and residential mortgage loans are reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, and net of valuation allowances. Any changes in the valuation allowances are reported as realized gains (losses) on investments. The Company measures impairment based upon the present value of expected cash flows discounted at the loan's effective interest rate. If foreclosure is probable, the measurement of impairment is based upon the fair value of the collateral.

Net realized capital gains and losses on investments are determined using the specific identification basis.

Policy loans and other investments are primarily reported at cost.

Futures and Forward Contracts and Interest Rate and Equity Swaps (Derivatives)

The Company uses financial futures contracts, forward purchase commitments and interest rate swaps to hedge risks associated with interest rate fluctuations and uses equity swaps to hedge risks associated with market fluctuations of certain unaffiliated common stocks. Realized capital gains and losses on both those contracts that hedge risks associated with interest rate fluctuations and equity swaps are recognized in the period incurred.

Contractholder and Policyowner Liabilities

Contractholder and policyowner liabilities (contractholder funds, future policy benefits and claims and other policyowner funds) include reserves for investment contracts and reserves for universal life, limited payment, participating and traditional life insurance policies. Investment contracts are contractholders' funds left with the Company and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges plus credited interest.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Reserves for universal life insurance contracts are equal to cumulative premiums less charges plus credited interest which represents the account balances that accrue to the benefit of the policyowners, excluding surrender charges. Reserves for non-participating term life insurance contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally vary by plan, year of issue and policy duration. Investment yield is based on the Company's experience. Mortality, morbidity and withdrawal rate assumptions are based on experience of the Company and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Some of the Company's policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyowner funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Company believes that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Recognition of Premiums, Fees and Benefits

Traditional individual life and health insurance products include those products with fixed and guaranteed premiums and benefits, and consist principally of whole life and term life insurance policies and certain immediate annuities with life contingencies. Life insurance premiums and immediate annuity premiums are recognized as premium revenue when due.

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Some group contracts allow for premiums to be adjusted to reflect emerging experience. Such adjusted premiums are recognized in the period that the related experience emerges. Fees for contracts providing claim processing or other administrative services are recorded over the period the service is provided.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Related policy benefits and expenses for individual and group life and health insurance products are associated with earned premiums and result in the recognition of profits over the expected lives of the policies and contracts.

Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment   contracts  do  not  subject  the  Company  to  risks  arising  from policyowner mortality or morbidity, and consist primarily of Guaranteed Investment Contracts (GICs) and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Deferred Acquisition Costs

Commissions and other costs (underwriting, issuance and agency expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Acquisition costs that are not deferrable and maintenance costs are charged to operations as incurred.

Deferred acquisition costs for universal life-type insurance contracts and participating life insurance policies and investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. This amortization is adjusted retrospectively when estimates of current or future gross profits and margins to be realized from a group of products and contracts are revised. The deferred acquisition costs of non-participating term life insurance policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyowner liabilities.

Deferred acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred acquisition costs would be written off to the extent that it is determined that future policy premiums and investment income or gross profit margins would not be adequate to cover related losses and expenses.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Reinsurance

The Company enters into reinsurance agreements with other companies in the normal course of business. The Company may assume reinsurance from or cede reinsurance to other companies. Reinsurance premiums, expenses, recoveries and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts, reported on a gross basis. The Company is contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed.

Separate Accounts

The separate account assets and liabilities presented in the consolidated financial statements represent the fair market value of funds that are separately administered by the Company for contracts with equity, real estate and fixed-income investments. The separate account contract owner, rather than the Company, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. The Company receives a fee for administrative, maintenance and investment advisory services that is included in the consolidated statements of operations. Deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

Income Taxes

The Company files a consolidated income tax return that includes all of its qualifying subsidiaries and has a policy of allocating income tax expenses and benefits to companies in the group based upon pro rata contribution of taxable income or operating losses. The Company is taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred tax assets and deferred tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Foreign Exchange

The Company's foreign subsidiaries' statements of financial position and operations are translated at the current exchange rates and average exchange rates for the year, respectively. Resulting translation adjustments are reported as a component of equity. Other translation adjustments for foreign currency transactions that affect cash flows are reported in current operations.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Pension and Postretirement Benefits

The Company accounts for its pension benefits and postretirement benefits other than pension (medical, life insurance and long-term care) using the full accrual method.

Property Held for Company Use

Property  held for  Company use  includes  home  office  properties  and related leasehold improvements. Property held for Company use is shown in the consolidated statements of financial position at cost less allowances for accumulated depreciation. Provisions for depreciation of property held for Company use are computed principally on the straight-line method over the estimated useful lives of the assets. Property held for Company use and related accumulated depreciation are as follows (in millions):

                                                December 31
                                            1996           1995
                                        -----------------------------

   Property held for Company use              $285          $266
   Accumulated depreciation                    (63)          (56)
                                        =============================
   Property held for Company use, net         $222          $210
                                        =============================

Other Assets

Intangible assets are included in other assets in the consolidated statements of financial position. The cost of acquired subsidiaries in excess of the fair value of the net assets (i.e., goodwill) and other intangible assets (primarily customer lists and institutional customer relationships) have been recorded in connection with acquisitions. These assets are amortized on a straight-line basis primarily over 40 years with the exception of assets acquired after 1995 which are amortized over ten years. The carrying amount of goodwill and other intangible assets is reviewed periodically for indicators of impairment in value. Intangible assets and related accumulated amortization are as follows (in millions):

                                            December 31
                                        1996           1995
                                    -----------------------------

   Goodwill                               $135          $113
   Accumulated amortization                (22)          (31)
                                    -----------------------------
   Goodwill, net                           113            82

   Other intangible assets, net             34            56
                                    -----------------------------

   Total intangible assets                $147          $138
                                    =============================

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Mortgage servicing rights of $272 million and $176 million at December 31, 1996 and 1995, respectively, are included in other assets in the consolidated statements of financial position and represent the cost of purchasing or originating the right to service mortgage loans. These costs are capitalized and amortized to operations over the estimated remaining lives of the underlying loans using the interest method and taking into account appropriate prepayment assumptions. Capitalized mortgage servicing rights are periodically assessed for impairment, which is recognized in the consolidated statements of operations during the period in which impairment occurs by establishing a corresponding valuation allowance.

Other assets are reported primarily at cost.

Reclassifications

Certain reclassifications have been made to the 1995 financial statements to conform to the 1996 consolidated presentation.

2.  Investments

Under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, securities are generally classified as available-for-sale, held-to-maturity, or trading. The Company has classified its entire debt securities portfolio as available-for-sale, although it is generally the Company's intent to hold these securities to maturity. The Company has also classified all equity securities as available-for-sale. Securities classified as available-for-sale are reported at fair value in the consolidated statements of financial position with the related unrealized holding gains and losses on such available-for-sale securities reported as a separate component of equity after adjustments for related changes in deferred acquisition costs, unearned revenue reserves and deferred income taxes.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

The cost, gross unrealized gains and losses and fair value of debt and equity securities available-for-sale as of December 31, 1996 and 1995, are as follows (in millions):

                                                                   Gross           Gross
                                                                Unrealized      Unrealized         Fair
                                                   Cost            Gains          Losses          Value
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
   December 31, 1996
   Bonds:
     United States Government and agencies       $     246     $       1            $  1         $     246
     States and political subdivisions                 303            13               -               316
     Corporate - public                              4,487           200              15             4,672
     Corporate - private                            12,876           737              25            13,588
     Mortgage-backed securities                      3,112            60              27             3,145
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
                                                    21,024         1,011              68            21,967
   Redeemable preferred stocks                           5             2               -                 7
                                              ===============================================================
     Total debt securities                         $21,029        $1,013             $68           $21,974
                                              ===============================================================
     Total equity securities                     $     502       $   536             $15          $  1,023
                                              ===============================================================

   December 31, 1995
   Bonds:
     United States Government and agencies        $    294     $       4           $   -          $    298
     States and political subdivisions                 281            19               -               300
     Corporate - public                              4,467           328              16             4,779
     Corporate - private                            12,211         1,081              57            13,235
     Mortgage-backed securities                      3,085           134               4             3,215
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
                                                    20,338         1,566              77            21,827
   Redeemable preferred stocks                          11             1               2                10
                                              ===============================================================
     Total debt securities                         $20,349        $1,567             $79           $21,837
                                              ===============================================================
     Total equity securities                     $     663       $   794             $11          $  1,446
                                              ===============================================================

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

The cost and fair value of debt securities available-for-sale at December 31, 1996, by expected maturity, are as follows (in millions):

                                                Cost      Fair Value
                                               ----------------------
                                               ----------------------

   Due in one year or less                      $  1,290   $  1,314
   Due after one year through five years           6,486      6,720
   Due after five years through ten years          6,271      6,590
   Due after ten years                             3,865      4,198
                                               ----------------------
                                               ----------------------
                                                  17,912     18,822
   Mortgage-backed and other securities without
     a single maturity date                        3,117      3,152
                                               ----------------------
                                               ======================
   Total                                         $21,029    $21,974
                                               ======================

The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or pre-pay obligations.

Major categories of net investment income are summarized as follows (in millions):

                                                  Year ended December 31
                                                   1996           1995
                                               -----------------------------

   Debt securities available-for-sale              $1,608        $1,603
   Equity securities available-for-sale                33            41
   Mortgage loans                                     922         1,008
   Real estate                                        338           162
   Policy loans                                        49            48
   Cash and cash equivalents                           15             8
   Other                                               60            24
                                               -----------------------------
                                               -----------------------------
                                                    3,025         2,894

   Less investment expenses                          (245)         (201)
                                               -----------------------------
                                               =============================
   Net investment income                           $2,780        $2,693
                                               =============================

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

The major components of realized capital gains (losses) on investments are summarized as follows (in millions):

                                                  Year ended December 31
                                                   1996           1995
                                               -----------------------------

   Debt securities, available-for-sale:
     Gross gains                                    $121           $144
     Gross losses                                    (73)           (40)
   Equity securities, available-for-sale:
     Gross gains                                     451             40
     Gross losses                                     (5)            (9)
   Mortgage loans                                     (4)             3
   Real estate                                        14              6
   Other                                             (68)           (22)
                                               =============================
   Net realized capital gains                       $436           $122
                                               =============================

Proceeds from sales of investments (excluding maturity proceeds) in debt securities were $7.8 billion and $6.5 billion in 1996 and 1995, respectively. Gross gains of $76 million and $93 million and gross losses of $69 million and $54 million in 1996 and 1995, respectively, were realized on those sales. Of the 1996 and 1995 proceeds, $7.2 billion and $6.1 billion, respectively, relates to sales of mortgage-backed securities.

The Company actively manages its mortgage-backed securities portfolio to control prepayment risk. Gross gains of $64 million and $66 million and gross losses of $53 million and $17 million in 1996 and 1995, respectively, were realized on sales of mortgage-backed securities. At December 31, 1996, the Company had security purchases payable totaling $331 million relating to the purchases of mortgage-backed securities at forward dates.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

The unrealized appreciation on investments in debt and equity securities available-for-sale is reported as a separate component of equity, reduced by adjustments to deferred acquisition costs and unearned revenue reserves that would have been required as a charge or credit to operations had such amounts been realized and a provision for deferred income taxes. The amount of net unrealized gains on available-for-sale securities is as follows (in millions):

                                                                                      December 31
                                                                                  1996           1995
                                                                              -----------------------------

   Unrealized appreciation on debt  securities, available-for-sale                 $945         $1,488
   Unrealized appreciation  on equity  securities, available-for-sale               521            783
   Adjustments for assumed changes in amortization pattern:
     Deferred acquisition costs                                                    (160)          (243)
     Unearned revenue reserves                                                       17             28
   Provision for deferred income taxes                                             (463)          (720)
                                                                              =============================
   Net unrealized gains on available-for-sale securities                           $860         $1,336
                                                                              =============================

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Company represent its primary areas of credit risk exposure. At December 31, 1996 and 1995, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

                Geographic Distribution              Property Type Distribution
                      December 31                           December 31
                -----------------------               -----------------------
                    1996        1995                      1996       1995
                -----------------------               -----------------------
                -----------------------               -----------------------

Pacific              30%         33%       Industrial      35%        38%
South Atlantic       22          21        Retail          34         30
North Central        17          16        Office          28         29
Mid Atlantic         15          16        Other            3          3
South Central         7           6
New England           5           5
Mountain              4           3

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established for the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. The provision for losses is reported as realized gains (losses) on investments.

Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries are credited to the allowance for losses. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. The evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may change.

A summary of the changes in the mortgage loan allowance for losses is as follows (in millions):

                                                              December 31
                                                          1996           1995
                                                      --------------------------

Balance at beginning of year                               $115           $127
Provision for losses                                         16             16
Releases due to write-downs, sales and foreclosures         (10)           (28)
                                                      ==========================
Balance at end of year                                     $121           $115
                                                         =======================

The corporate private placement bond portfolio is diversified by issuer and industry. Restrictive bond covenants are monitored by the Company to regulate the activities of issuers and control their leveraging capabilities.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

The Company was servicing approximately 328,000 and 286,000 loans with aggregate principal balances of approximately $24.4 and $19.9 billion at December 31, 1996 and 1995, respectively. In connection with these mortgage servicing activities, the Company held funds in trust for others totaling approximately $175 million and $145 million at December 31, 1996 and 1995, respectively. In connection with its loan administration activities, the Company advances payments of property taxes and insurance premiums and also advances principal and interest payments to investors in advance of collecting funds from specific mortgagors. In addition, the Company makes certain payments of attorney fees and other costs related to loans in foreclosure. These amounts receivable are recorded, at cost, as advances on serviced loans. Amounts advanced are considered in management's evaluation of the adequacy of the allowance for loan loss.

Real estate includes properties directly owned by the Company that are generally held for investment purposes. Real estate holdings and related accumulated depreciation are as follows (in millions):

                                              December 31
                                          1996           1995
                                      -----------------------------

   Real estate                            $2,743        $2,481
   Accumulated depreciation                 (269)         (218)
                                      =============================
   Real estate, net                       $2,474        $2,263
                                      =============================

Other investments include properties owned jointly with venture partners and operated by the partners. Joint ventures in which the Company has an interest have mortgage loans with the Company of $1.4 billion and $1.5 billion at December 31, 1996 and 1995, respectively. The Company is committed to providing additional mortgage financing for such joint ventures aggregating $146 million at December 31, 1996.

Effective December 29, 1995, the Company entered into short-term equity swap agreements to mitigate its exposure to declines in the value of about one-half of its marketable common stock portfolio. Under the agreements, the return on that portion of the Company's marketable common stock portfolio was swapped for a fixed short-term interest rate. The equity swaps were terminated during 1996 and a realized loss of $81 million recorded. Common stocks of $633 million associated with these equity swaps were sold during 1996 and a gain of $402 million recorded, resulting in a net realized gain of $321 million.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

3.  Derivatives Held or Issued for Purposes Other Than Trading

The Company uses exchange-traded interest rate futures and forward contracts to hedge against interest rate risks. The Company attempts to match the timing of when interest rates are committed on insurance products and on new investments. However, timing differences do occur and can expose the Company to fluctuating interest rates. Interest rate futures and forward contracts are used to minimize these risks. In these contracts, the Company is subject to the risk that the counterparties will fail to perform and to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. Futures contracts are marked to market and settled daily, which minimizes the counterparty risk. The notional amounts of futures and forward contracts ($148 million at December 31, 1996, and $303 million at December 31, 1995) represent the extent of the Company's involvement but not the risk of loss.

The Company enters into interest rate swaps to minimize its exposure to fluctuations in interest rates. The most common use is to modify the duration of an asset or portfolio, a less common use is to convert a floating rate asset into a fixed rate asset. The notional principal amounts of the swaps outstanding at December 31, 1996 and 1995, were $970 million and $599 million, respectively, and the credit exposure at December 31, 1996 and 1995 was $15 million and $8 million, respectively. The Company is exposed to credit loss in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with superior performance records. The Company's current credit exposure on swaps is limited to the value of interest rate swaps that have become favorable to the Company. The average unexpired terms of the swaps were approximately three years at both December 31, 1996 and 1995, respectively. The net amount payable or receivable from interest rate swaps is accrued as an adjustment to interest income. The Company's interest rate swap agreements include cross-default provisions when two or more swaps are transacted with a given counterparty.

The Company enters into currency exchange swap agreements to convert certain foreign denominated fixed rate assets into U.S. dollar denominated fixed rate assets and eliminate the exposure to future currency volatility on those securities. At December 31, 1996, the Company had various foreign currency exchange agreements with maturities ranging from 1997 to 2018, with an aggregate notional amount involved of approximately $373 million and the credit exposure was $9 million. The average unexpired term of the swaps was approximately seven years at December 31, 1996.

The Company uses interest rate floors in hedging a portion of its portfolio of mortgage servicing rights from prepayment risk associated with changes in interest rates. At December 31, 1996, the Company had entered into interest rate floors with a notional value of $1.3 billion. The floors provide for the receipt of payments when interest rates are below predetermined interest rate levels. The premiums paid for floors are included in other assets on the Company's consolidated statements of financial position.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

4.  Accident and Health Reserves

Activity in the liability for unpaid accident and health claims, which is included with future policy benefits and claims in the consolidated statements of financial position, is summarized as follows (in millions):

                                              Year ended December 31
                                               1996           1995
                                           -----------------------------

   Balance at beginning of year               $   810       $   824

   Incurred:
     Current year                               3,051         3,179
     Prior years                                  (29)           (5)
                                           -----------------------------
                                           -----------------------------
   Total incurred                               3,022         3,174

   Payments:
     Current year                               2,535         2,654
     Prior years                                  497           534
                                           -----------------------------
   Total payments                               3,032         3,188
                                           -----------------------------

   Balance at end of year:
     Current year                                 516           525
     Prior years                                  284           285
                                           -----------------------------
                                           =============================
   Total balance at end of year               $   800       $   810
                                           =============================

The activity summary in the liability for unpaid accident and health claims shows a decrease of $29 million and $5 million to the December 31, 1995 and 1994 liability for unpaid accident and health claims, respectively, arising in prior years. Such liability adjustments, which affected current operations during 1996 and 1995, respectively, resulted from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These favorable development trends have been considered in establishing the current year liability for unpaid accident and health claims.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

5.  Debt

The components of debt as of December 31, 1996 and December 31, 1995 are as follows (in millions):

                                                      December 31
                                                 1996           1995
                                             ------------------------------

      7.875% notes payable, due 2024              $199          $199
      8% notes payable, due 2044                    99            99
      Mortgages and other notes payable            101            63
                                             ==============================
      Total debt                                  $399          $361
                                             ==============================

On March 10, 1994, Principal Mutual issued $300 million of surplus notes, including $200 million due March 1, 2024 at a 7.875% annual interest rate and the remaining $100 million due March 1, 2044 at an 8% annual interest rate. No affiliates of the Company hold any portion of the notes. The discount and direct costs associated with issuing these notes are being amortized to expense over their respective terms using the interest method. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the Commissioner) and only to the extent that Principal Mutual has sufficient surplus earnings to make such payments. For both of the years ended December 31, 1996 and 1995, interest of $24 million was approved by the Commissioner, paid and charged to expense.

Subject to Commissioner approval, the surplus notes due March 1, 2024 may be redeemed at Principal Mutual's election on or after March 1, 2004 in whole or in part at a redemption price of approximately 103.6% of par. The approximate 3.6% premium is scheduled to gradually diminish over the following ten years. These surplus notes may then be redeemed on or after March 1, 2014, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

In addition, subject to Commissioner approval, the notes due March 1, 2044 may be redeemed at Principal Mutual's election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

The other mortgages and notes payable are financings for real estate developments. The Company has obtained loans with various lenders to finance these developments. Outstanding principal balances as of December 31, 1996 range from $1 million to $9 million with interest rates generally ranging from 5.9% to 7.7%.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

5.  Debt (continued)

At December 31, 1996, future annual maturities of debt are as follows (in millions):

   1997                                    $  29
   1998                                       17
   1999                                        2
   2000                                        2
   2001                                        2
   Thereafter                                347
                                         ----------
                                         ==========
   Total future maturities of debt          $399
                                         ==========

Cash paid for interest for 1996 and 1995 was $52 million and $50 million, respectively.

The Company issues commercial paper periodically to meet its short-term financing needs and also has credit facilities with various banks. The Company had outstanding credit borrowings of $15 million at December 31, 1996 and other outstanding borrowings of $154 million at December 31, 1996. These outstanding borrowings are included in other liabilities in the consolidated statements of financial position. There were no outstanding borrowings at December 31, 1995.


6.  Income Taxes

The Company's income tax expense (benefit) is as follows (in millions):

                                     Year ended December 31
                                      1996           1995
                                  -----------------------------

   Current income taxes:
     Federal                           $145           $104
     State and foreign                   (1)             5
     Realized capital gains             210             41
                                  -----------------------------
   Total current income taxes           354            150
   Deferred income taxes                (50)            57
                                  =============================
   Total income taxes                  $304           $207
                                  =============================

Due to the inherent differences between income for financial reporting purposes and income for tax purposes, the Company's provision for income taxes does not have the customary relationship of taxes to income. This difference between the prevailing corporate income tax rate of 35% times the pre-tax income and the Company's effective tax rate on pre-tax income is generally due to the Company making adequate provisions for any challenges of the tax filings and tax payments to the various taxing jurisdictions.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

6.  Income Taxes (continued)

The Internal Revenue Service (the Service) has completed examination of the consolidated federal income tax returns of Principal Mutual and affiliated companies through 1992. The Service has commenced its examination for the years 1993 and 1994. The Company believes that there are adequate defenses against or sufficient provisions for any challenges.

The Company's deferred income tax liabilities and assets are as follows (in millions):

                                                  December 31
                                              1996           1995
                                          -----------------------------

   Deferred income tax liabilities            $1,110        $1,319
   Deferred income tax assets                    487           389
                                          =============================
   Deferred income taxes, net                $   623       $   930
                                          =============================

The Company's significant deferred income tax liabilities and assets relate to unrealized gains on available-for-sale debt and equity securities, deferred acquisition costs, unrealized joint venture losses, policy liabilities and accruals and contractholder funds and claims, policyowner dividend liability, prepaid postretirement benefits other than pension, other investment related items and premiums and fees receivable. No valuation allowances have been recognized against deferred tax assets.

The Company has not recognized deferred taxes related to the undistributed earnings of certain foreign subsidiaries that are considered to be indefinitely reinvested because the Company does not expect to repatriate these earnings. A tax liability will be recognized when the Company expects distribution of those earnings in the form of dividends, sale of the investment or otherwise.

Cash paid for income taxes in 1996 and 1995 was $285 million and $99 million, respectively.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

7.  Employee and Agent Benefits

The Company has defined benefit pension plans covering substantially all of its employees and certain agents. The employees and agents are generally first eligible for the pension plans when they reach age 21. The pension benefits are based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of pension benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and any change in unfunded accrued liability over a 30-year period as a percentage of compensation.

The pension plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations as of and for the years ended December 31, 1996 and 1995, is as follows (in millions):

                                                                  December 31
                                                                 1996    1995
                                                                 ------------
                                                                 ------------
Actuarial present value of benefit obligations:
   Vested benefit obligation                                      $482   $439
                                                                 ============
                                                                 ============
   Accumulated benefit obligation                                 $495   $464
                                                                 ============
                                                                 ============

Plan assets at fair value, primarily affiliated mutual funds
   and investment contracts of the Company                        $841   $723
Projected benefit obligation                                       732    670
                                                                 ------------
Plan assets in excess of projected benefit obligation              109     53

Unrecognized net (gains) losses and funding different from
   that assumed and from changes in assumptions                    (29)    41
Unrecognized prior service cost                                     17      1
Unrecognized net transition asset                                  (60)   (70)
                                                                 ------------
                                                                 ============
Prepaid pension asset                                            $  37  $  25
                                                                 ============

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

7.  Employee and Agent Benefits (continued)

Net periodic pension expense (income) included the following components (in millions):

                                                            Year ended
                                                            December 31
                                                       1996           1995
                                                    -------------------------

      Service cost                                     $  38         $  25
      Interest cost on projected benefit obligation       46            39
      Actual return on plan assets                      (118)         (144)
      Net amortization and deferral                       42            79
                                                    -------------------------
                                                    =========================
      Total net periodic pension expense (income)     $    8        $   (1)
                                                    =========================

The weighted-average assumed discount rate used in determining the projected benefit obligation was 7.25% and 7% at December 31, 1996 and 1995, respectively. Some of the trusts holding the plan assets are subject to income taxes at a 35% tax rate while others are not subject to income taxes. For both 1996 and 1995, the expected long-term rates of return on plan assets were approximately 6% (after estimated income taxes) for those trusts subject to income taxes and approximately 10% for those trusts not subject to income taxes. The assumed rate of increase in future compensation levels varies by age for both the qualified and non-qualified pension plans.

In addition, the Company has defined contribution plans that are generally available to all employees and agents who are age 21 or older and have completed one year of service. Eligible participants may contribute up to 15% of their compensation or up to $ 9,500 in 1996 and $9,240 in 1995 annually to the plans. The Company matches the participant's contribution with a 50% contribution up to a maximum contribution of 2% of the participant's compensation. The Company contributed $13 million in 1996 and $11 million in 1995 to these defined contribution plans.

The Company also provides certain health care, life insurance and long-term care benefits for retired employees. Substantially all employees are first eligible for these postretirement benefits when they reach age 57 and have completed ten years of service with the Company. Partial benefit accrual of these health, life and long-term care benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and an accrued liability over a 30-year period as a percentage of compensation.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

7.  Employee and Agent Benefits (continued)

The postretirement plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations as of and for the years ended December 31, 1996 and 1995, is as follows (in millions):

                                                                                     December 31
                                                                                 1996            1995
                                                                            -------------------------------
   Plan assets at fair value, primarily affiliated mutual funds and
     investment contracts of the Company                                         $247            $208
   Accumulated postretirement benefit obligation:
     Retirees                                                                     (87)            (84)
     Eligible employees                                                           (38)            (39)
     Active employees not eligible to retire                                      (93)            (89)
                                                                            -------------------------------
                                                                            -------------------------------
   Total accumulated postretirement benefit obligation                           (218)           (212)
                                                                            -------------------------------
                                                                            -------------------------------
   Excess (deficiency) of plan assets over (under) accumulated
     postretirement benefit obligation                                             29              (4)

   Unrecognized net losses and funding different from that assumed and
     from changes in assumptions                                                  (10)             20
   Unrecognized net transition obligation                                          17              21
                                                                            -------------------------------
                                                                            ===============================
   Postretirement benefit asset                                                 $  36           $  37
                                                                            ===============================

The net periodic postretirement benefit cost included the following components (in millions):

                                                                                      Year ended
                                                                                     December 31
                                                                                 1996            1995
                                                                            -------------------------------
                                                                            -------------------------------

   Service cost                                                                   $12            $  7
   Interest cost on accumulated postretirement benefit cost                        15              14
   Actual return on plan assets                                                   (32)            (43)
   Amortization of transition obligation                                            4               4
   Net amortization of gains and losses                                            19              34
                                                                            ===============================
   Total net periodic postretirement benefit cost                                 $18             $16
                                                                            ===============================

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

7.  Employee and Agent Benefits (continued)

The weighted-average assumed discount rate used in determining the accumulated postretirement benefit obligation was 7.25% and 7% at December 31, 1996 and 1995, respectively. Some of the trusts holding the plan assets are subject to income taxes at a 35% tax rate while others are not subject to income taxes. For both 1996 and 1995, the expected long-term rates of return on plan assets were approximately 6% (after estimated income taxes) for those trusts subject to income taxes and approximately 9% for those trusts not subject to income taxes. These rates of return on plan assets vary by benefit type and employee group.

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligations starts at 11.5% in 1996, declines to 9.5% in 2001 and then declines to an ultimate rate of 6.5% in 2032. If the health care cost trend rate assumptions were increased by 1% in each year, the accumulated postretirement benefits obligation for health plans as of December 31, 1996 would increase by 19.5% ($33 million). The effect of this 1% increase would also increase the aggregate of the service cost and interest cost components of the net periodic postretirement benefit cost of health plans for the year ended December 31, 1996 by 24.5% ($6 million).

8.  Reinsurance

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of present reinsurers. The Company also monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

8.  Reinsurance (continued)

The effect of reinsurance on premiums and annuity and other considerations and benefits, claims and settlement expenses is as follows (in millions):

                                                        Year ended
                                                       December 31
                                                   1996            1995
                                                 -------------------------
                                                 -------------------------

Premiums and annuity and other considerations:
  Direct                                          $5,034          $5,171
  Assumed                                            116              99
  Ceded                                              (29)            (27)
                                                 =========================
Net premiums and annuity and other considerations $5,121          $5,243
                                                 =========================
                                                 =========================

Benefits, claims and settlement expenses:
  Direct                                          $6,003          $6,070
  Assumed                                            109              99
  Ceded                                              (25)            (27)
                                                 =========================
Net benefits, claims and settlement expenses      $6,087          $6,142
                                                 =========================

9.  Other Commitments and Contingencies

The Company, as a lessor, leases industrial, office, retail and other wholly owned investment real estate properties under various operating leases. Rental income for all operating leases totaled $310 million in 1996 and $260 million in 1995. At December 31, 1996, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

   1997                                     $   273
   1998                                         240
   1999                                         200
   2000                                         161
   2001                                         116
   Thereafter                                   444
                                          -------------
                                          =============
   Total future minimum lease receipts       $1,434
                                          =============

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

9.  Other Commitments and Contingencies (continued)

The Company, as a lessee, leases office space, data processing equipment and office furniture and equipment under various operating leases. Rental expense for all operating leases totaled $73 million in 1996 and $69 million in 1995. At December 31, 1996, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

   1997                                         $  58
   1998                                            42
   1999                                            32
   2000                                            21
   2001                                            14
   Thereafter                                      28
                                             -----------
                                                  195
   Less future sublease rental income               4
                                             -----------
   Total future minimum lease payments           $191
                                             ===========

The Company is a defendant in various legal actions arising in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from the resolution of such actions would not have a material effect on the Company's consolidated financial statements.

The Company is also subject to insurance guarantee laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyowners and claimants in the event of insolvency of other insurance companies. The assessments may be partially recovered through a reduction in future premium taxes in some states. At both December 31, 1996 and 1995, approximately $15 million is reserved in other liabilities in the consolidated statements of financial position for possible guarantee fund assessments for which notices have not been received and the Company does not anticipate receiving a premium tax credit.

10.  Fair Value of Financial Instruments

The following discussion describes the methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments. Certain financial instruments, particularly policyowner liabilities other than investment contracts, are excluded from these fair value disclosure requirements. The techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about the Company's business, its value or financial position based on the fair value information of financial instruments presented below. The estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

10.  Fair Value of Financial Instruments (continued)

The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparts. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

Fair values of public debt and equity securities have been determined by the Company from public quotations, when available. Private placement securities and other debt and equity securities are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security.

Fair values of commercial mortgage loans are determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan. Fair values of residential mortgage loans are determined by a pricing and servicing model using market rates that are applicable to the yield, rate structure, credit quality, size and maturity of each loan.

The fair values for assets classified as policy loans, other investments and cash and cash equivalents in the accompanying consolidated statements of financial position approximates their carrying amounts.

The fair values of the Company's reserves and liabilities for investment-type insurance contracts (insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyowner liabilities appearing in the consolidated statements of financial position) are estimated using discounted cash flow analyses (based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued). The fair values for the Company's insurance contracts (insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk), other than investment-type contracts, are not required to be disclosed. The Company does consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.

Fair values for debt issues are estimated using discounted cash flow analysis based on the Company's incremental borrowing rate for similar borrowing arrangements.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

10.  Fair Value of Financial Instruments (continued)

The carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1996 and 1995, are as follows (in millions):

                                                             1996                         1995
                                                  ---------------------------  ----------------------------
                                                     Carrying       Fair         Carrying        Fair
                                                      Amount        Value         Amount         Value
                                                  ---------------------------  ----------------------------
                                                  ---------------------------  ----------------------------

 Assets (liabilities)

   Debt securities (see Note 2)                       $21,974       $21,974        $21,837       $21,837
   Equity securities (see Note 2)                       1,023         1,023          1,446         1,446
   Mortgage loans                                      12,409        12,823         11,380        11,965
   Policy loans                                           736           736            711           711
   Other investments                                       68            68             79            79
   Cash and cash equivalents                              271           271            295           295
   Investment-type insurance contracts                (22,196)      (22,158)       (21,538)      (21,960)
   Debt                                                  (399)         (427)          (361)         (401)

11.  Statutory Insurance Financial Information

Principal Mutual, the largest member of The Principal Financial Group, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus is not material. The accounting practices used to prepare statutory financial statements for regulatory filings differ in certain instances from GAAP. Prescribed or permitted statutory accounting practices are used by state insurance departments to regulate the Company.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

11.  Statutory Insurance Financial Information (continued)

The following summary reconciles the assets and equity at December 31, 1996 and 1995, and net income for the years ended December 31, 1996 and 1995, in accordance with statutory reporting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (Principal Mutual only) with that reported in these consolidated GAAP financial statements (in millions):

                                                                     Assets       Equity     Net Income
                                                                  -----------------------------------------
                                                                  -----------------------------------------
   December 31, 1996
   As reported in accordance with statutory accounting practices
     - unconsolidated                                               $56,837       $2,504        $415
   Additions (deductions):
     Unrealized gain on debt securities available-for-sale              964          964           -
     Consolidation and basis changes of certain subsidiaries           (259)         (10)          -
     Adjustment for cash and cash equivalents                          (152)           -           -
     Adjustment to record statutory non-admitted assets                  52           52           -
     Investment adjustments other than debt securities                  766          911          53
     Adjustments to insurance reserves                                 (156)        (238)        (40)
     Deferral of policy acquisition costs                             1,058        1,058          38
     Adjustments for pension and postretirement accounting               78           78         (17)
     Surplus note reclassification as debt                                -         (298)          -
     Adjustments to dividend liabilities                                  -          123          (1)
     Provision for deferred federal income taxes                         (6)        (493)         60
     Other - net                                                        (40)           3          18
                                                                  -----------------------------------------
                                                                  =========================================
   As reported in these consolidated GAAP financial statements      $59,142       $4,654        $526
                                                                  =========================================
   December 31, 1995
   As reported in accordance with statutory accounting practices
     - unconsolidated                                               $51,268       $2,208        $263
   Additions (deductions):
     Unrealized gain on debt securities available-for-sale            1,553        1,553           -
     Consolidation and basis changes of certain subsidiaries            (95)         (10)         64
     Adjustment for cash and cash equivalents                          (245)           4           -
     Adjustment to record statutory non-admitted assets                  73           73           -
     Investment adjustments other than debt securities                  568          917          (4)
     Adjustments to insurance reserves                                 (128)        (152)         (8)
     Deferral of policy acquisition costs                               937          937          61
     Adjustments for pension and postretirement accounting               66           66         (11)
     Surplus note reclassification as debt                                -         (298)          -
     Adjustments to dividend liabilities                                  -          124           1
     Provision for deferred federal income taxes                         (9)        (770)        (20)
     Other - net                                                        (24)         (46)         (2)
                                                                  -----------------------------------------
                                                                  =========================================
   As reported in these consolidated GAAP financial statements      $53,964       $4,606        $344
                                                                  =========================================